                                 EXHIBIT "10.1"












                        BUILD-TO-SUIT SINGLE-TENANT LEASE

                                  (TRIPLE NET)

                                    LANDLORD:

                                LBA-VIF ONE, LLC,

                     A CALIFORNIA LIMITED LIABILITY COMPANY

                                     TENANT:

                              OVERLAND DATA, INC.,

                            A CALIFORNIA CORPORATION

                                TABLE OF CONTENTS


                                                                                                          PAGE (S)
                                                                                                          --------
1.       Lease of Premises; Condition Precedent to Lease........................................................3
2.       Term...................................................................................................3
3.       Rent...................................................................................................5
4.       Triple-Net Lease.......................................................................................6
5.       Letter of Credit.......................................................................................6
6.       Use....................................................................................................6
7.       Payments and Notices...................................................................................9
8.       Brokers................................................................................................9
9.       Surrender; Holding Over...............................................................................10
10.      Taxes.................................................................................................10
11.      Repairs...............................................................................................11
12.      Alterations...........................................................................................14
13.      Liens.................................................................................................15
14.      Assignment and Subletting.............................................................................15
15.      Entry by Landlord.....................................................................................17
16.      Utilities and Services................................................................................17
17.      Indemnification and Exculpation.......................................................................17
18.      Damage or Destruction.................................................................................18
19.      Eminent Domain........................................................................................19
20.      Tenant's Insurance....................................................................................20
21.      Waiver of Subrogation.................................................................................22
22.      Tenant's Default and Landlord's Remedies..............................................................22
23.      Landlord's Default....................................................................................24
24.      Subordination.........................................................................................24
25.      Estoppel Certificate..................................................................................25
26.      Modification and Cure Rights of Landlord's Mortgagees and Lessors.....................................25
27.      Quiet Enjoyment.......................................................................................25
28.      Transfer of Landlord's Interest.......................................................................25
29.      Limitation on Landlord's Liability....................................................................25
30.      Miscellaneous.........................................................................................26
31.      Lease Execution.......................................................................................28
32.      Satellite Dishes......................................................................................28
33.      Existing Lease........................................................................................28



                                      (i)

                                      INDEX



                                                                                                          PAGE (S)
                                                                                                          --------
Abatement Condition.............................................................................................9
Acquisition Date................................................................................................3
ADA.............................................................................................................7
Additional Construction Allowance.......................................................................Exhibit C
Adjustment Date.................................................................................................2
Allowance...............................................................................................Exhibit C
Applicant...............................................................................................EXHIBIT F
Beneficiary.............................................................................................EXHIBIT F
Building Regulations............................................................................................7
Buildings............................................................................................1. Exhibit C
Change Order Cost.......................................................................................Exhibit C
Change Order Delay......................................................................................Exhibit C
Change Order Delay Expense..............................................................................Exhibit C
Commencement Termination Effective Date.........................................................................5
Commencement Termination Notice.................................................................................5
Comparable Buildings...........................................................................................13
Construction Contract...................................................................................Exhibit C
Contractor..............................................................................................Exhibit C
Cure Notice.....................................................................................................9
Declarations....................................................................................................7
Depository.....................................................................................................19
Development Fee.................................................................................................2
Early Occupancy Date............................................................................................3
Effective Date..................................................................................................3
Environmental Law...............................................................................................8
Environmental Permits...........................................................................................8
Extension Option................................................................................................3
Fair Market Rental..............................................................................................4
Final Improvement Cost Summary..................................................................................8
Final Landlord Plan Design Problem......................................................................Exhibit C
Final Landlord Plans....................................................................................Exhibit C
Final Plans.............................................................................................Exhibit C
Final Tenant Plan Design Problem........................................................................Exhibit C
Final Tenant Plans......................................................................................Exhibit C
Force Majeure Delays...........................................................................................27
Hazardous Materials.............................................................................................8
Improvement Cost Summary................................................................................Exhibit C
Improvement Costs...............................................................................................2
Improvements............................................................................................Exhibit C
Indemnified Claims.............................................................................................18
Information.............................................................................................Exhibit C
Inspections.............................................................................................Exhibit C
Insurance Option...............................................................................................21
JAMS...........................................................................................................14
Land Value......................................................................................................2
Landlord........................................................................................................3
Landlord Indemnified Parties....................................................................................8
Landlord TCE...................................................................................................28
Landlord's Architect....................................................................................Exhibit C
Landlord's Architect Contract...........................................................................Exhibit C
Landlord's Reimbursement Cap...................................................................................29
Landlord's Representative...............................................................................Exhibit C
Laws...........................................................................................................13
LC Reduction Conditions.........................................................................................6
Lease...........................................................................................................1
Letter of Credit................................................................................................6
Manufacturing Building..........................................................................................1
Manufacturing Building Allowance........................................................................Exhibit C
Market Rent Data................................................................................................4
Meetings................................................................................................Exhibit C
Memorandum.....................................................................................................26
Monthly Amortization Rent.......................................................................................2
Monthly Base Rent...............................................................................................2
Monthly Rent....................................................................................................2
Non-Disturbance Agreement......................................................................................25
Office Building.................................................................................................1
Office Building Allowance...............................................................................Exhibit C
Option Period...................................................................................................3
Other Landlord.................................................................................................28
Other Lease....................................................................................................28



                                      (ii)


                                                                                                          PAGE (S)
                                                                                                          --------
Other Premises.................................................................................................29
Outside Date Termination Notice.................................................................................4
Outside Termination Date........................................................................................4
PCBs............................................................................................................8
Permitted Transfer.............................................................................................16
Permitted Transferee...........................................................................................17
Pre-Approved Change............................................................................................14
Preliminary Plans.......................................................................................Exhibit C
Preliminary Shell Plans.................................................................................Exhibit C
Preliminary Tenant Plan Design Problems.................................................................Exhibit C
Preliminary Tenant Plans................................................................................Exhibit C
Proceeds.......................................................................................................19
Property........................................................................................................1
Punch List..............................................................................................Exhibit C
Punch List Items........................................................................................Exhibit C
Real Property Taxes............................................................................................10
Rent............................................................................................................6
Restoration....................................................................................................18
Restore........................................................................................................18
Site Plan.......................................................................................................1
Stated Amount...................................................................................................6
Summary.........................................................................................................1
Target Completion Date..................................................................................Exhibit C
Telecommunications Equipment...................................................................................28
Tenant..........................................................................................................3
Tenant Change..................................................................................................14
Tenant Changes,................................................................................................14
Tenant Improvements.....................................................................................Exhibit C
Tenant Items............................................................................................Exhibit C
Tenant's Contribution...................................................................................Exhibit C
Tenant's Parties................................................................................................8
Tenant's Representative.................................................................................Exhibit C
Term............................................................................................................3
Termination Date...............................................................................................19
Termination Effective Date......................................................................................4
Transfer.......................................................................................................15
Transfer Date..................................................................................................16
Transfer Notice................................................................................................16
Transferee.....................................................................................................16
Warranted Items................................................................................................13
Warranty Period.........................................................................................Exhibit C
Work...........................................................................................................29
Work Cost Estimate......................................................................................Exhibit C
Work Cost Statement.....................................................................................Exhibit C
Work Letter..........................................................................................1. Exhibit C



                                     (iii)

               SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS

This SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS ("SUMMARY") is hereby incorporated into and made a part of the attached Build-To-Suit Single-Tenant Lease which pertains to the Premises described in Section 1.3 below. All references in the Lease to the "LEASE" shall include this Summary. All references in the Lease to any term defined in this Summary shall have the meaning set forth in this Summary for such term. Any initially capitalized terms used in this Summary and any initially capitalized terms in the Lease which are not otherwise defined in this Summary shall have the meaning given to such terms in the Lease.

1.1      LANDLORD'S ADDRESS:

                                    LBA-VIF One, LLC
                                    4320 La Jolla Village Drive, Suite 200
                                    San Diego, California  92122
                                    Attn:  David C. Thomas
                                    Telephone:  (858) 625-2700
                                    Facsimile:  (858) 597-0242

         With copy to:              Layton-Belling & Associates
                                    4440 Von Karman Ave., Suite 150
                                    Newport Beach, California  92660
                                    Attn:  Steve Layton

1.2      TENANT'S ADDRESS: Prior to the Commencement Date:

                                    Overland Data, Inc.
                                    8975 Balboa Avenue
                                    San Diego, California  92123
                                    Attn: Michael Gawarecki, Vice-President
                                          Operations
                                    Telephone:  858-495-4191
                                    Facsimile:  858-571-3913*

                                    Following the Commencement Date:

                                    Overland Data, Inc.
                                    ---------------------------------------
                                    ---------------------------------------
                                    Attn: Michael Gawarecki, Vice-President
                                          Operations
                                    Telephone:
                                                -----------------------
                                    Facsimile:
                                                -----------------------

1.3 PREMISES: The real property located in the City of San Diego, County of San Diego, State of California and more particularly described in Exhibit "A" attached hereto (the "PROPERTY"), together with all buildings, improvements and facilities, now or subsequently located on the Property from time to time, including, without limitation, the two
         (2) buildings containing, in the aggregate, approximately 140,000 rentable square feet (collectively, the "BUILDINGS") consisting of (i) approximately 55,000 to 60,000 rentable square feet in a two (2) story office building (the "OFFICE BUILDING"), and (ii) approximately 80,000 to 85,000 rentable square feet in a single-story research and development building, which may or may not include a mezzanine area (the "R & D BUILDING"), each to be constructed on the Property by Landlord pursuant to the Work Letter Agreement attached hereto as Exhibit "C" (the "WORK LETTER"), together with a parking area to be located on the Property exclusively serving the Premises, accommodating not less than four (4) parking spaces for every one thousand (1,000) rentable square feet in the Office Building and not less than three (3) parking spaces for every one thousand (1,000) rentable square feet in the R & D Building), all as conceptually shown on the site plan ("SITE PLAN") attached hereto as Exhibit "B". All parking spaces shall be "standard" size (i.e., non-compact) and shall be provided to Tenant without charge throughout the Term, including the Option Period, if applicable.

1.4 COMMENCEMENT DATE: The date that is thirty (30) days after the date of Substantial Completion of the Improvements (as determined in accordance with the Work Letter). Subject to Force Majeure and Tenant Delays, Landlord anticipates that Substantial Completion will occur on or about February 1, 2002.

1.5 LEASE EXPIRATION DATE: Twelve (12) years following the Commencement Date, subject to one (1) extension option of five (5) years pursuant to
         Section 2.4 below. If the Commencement Date occurs on a day other than the first day of a month, then for purposes of determining the Lease Expiration Date, the twelve (12) year period shall be measured from the first day of the month following the month in which the Commencement Date occurs.

1.6 MONTHLY RENT: The initial Monthly Rent payable by Tenant hereunder (in addition to Tenant's obligation to pay additional rent pursuant to
         Section 3.2 below) shall be equal to the sum of (i) the Monthly Base Rent (as defined below) and (ii) the Monthly Amortization Rent (as defined below) (collectively, the "MONTHLY RENT") and such Monthly Rent shall, on each twenty-four (24) month anniversary of the Commencement Date (each, an "ADJUSTMENT DATE"), be increased by five percent (5%) over the Monthly Rent payable by Tenant for the period immediately prior to the applicable Adjustment Date.

         (a) The term "MONTHLY BASE RENT" shall mean one twelfth (1/12) of the product obtained by multiplying (1) a fixed rate of interest of eleven percent (11%) by (2) the sum of (i) the Improvement Costs (as defined below), plus (ii) the Development Fee (as defined below) payable to Landlord, plus
                  (iii) the Land Value (as defined below).

         (b) The term "MONTHLY AMORTIZATION RENT" shall mean the sum of (i) that portion of the brokers' commission paid by Landlord to Tenant's broker in connection with this Lease, and (ii) the Allowance (as defined in Section 9(a) of Exhibit "C", including the Additional Construction Allowance (as defined in Section 9(b) of Exhibit "C")), both fully amortized, based upon equal monthly payments of principal and interest, with interest imputed at the rate of eleven percent (11%) per annum on the outstanding principal balance over a twelve (12) year amortization period commencing on the Commencement Date.

         (c) The term "IMPROVEMENT COSTS" shall be the sum of all actual and documented out-of-pocket, hard and soft costs and expenses incurred by Landlord with respect to the design, permitting, construction and development of the Improvements (as defined in Exhibit "C"), which shall include, without limitation, any and all construction fees and costs, all fees and costs relative to obtaining any and all permits, other entitlements and third party consents necessary or required in connection with the design, construction and development of the Improvements, costs for the Shell (as defined in Exhibit "C"), the Tenant Improvements (excluding the disbursements of the Allowance which are included in the Monthly Amortization
                  Rent), landscaping, architectural, contractor, consulting, supervision, attorney and engineering fees, construction period taxes (exclusive of any penalties for late-payment or non-payment) and utilities, insurance during construction, related legal expenses, actual and documented construction financing fees and costs (including, but not limited to, the cost of a construction bond (only if required by Landlord's lender and results in a reduction of the rate of interest charged by Landlord's lender on the construction loan)) and interest expense on the hard and soft construction and development costs, an imputed amount for a return on Landlord's equity investment at a rate of eleven percent (11%) per annum, and any and all other actual and documented out-of-pocket fees, costs and expenses actually incurred by Landlord in connection with the construction of the Improvements but not including any internal accounting, management, administrative or other overhead expenses of Landlord except as otherwise provided above.

         (d) The "DEVELOPMENT FEE" shall be equal to the product of Two and 50/100 Dollars ($2.50) multiplied by the total rentable square feet in the Building (including the Office Building and the R & D Building).

         (e) The term "LAND VALUE" shall be the following amount per gross square foot of land area within the Property: Nineteen and 00/100 Dollars ($19.00).

1.7 SECURITY: One Million Five Hundred Thousand Dollars ($1,500,000.00) Letter of Credit.

1.8 PERMITTED USE: The Premises may be used only for general office, engineering, light manufacturing and warehouse uses and any other lawful use consistent with a first-class building which is otherwise permitted by applicable zoning ordinances, including, without limitation, any use which would be permitted, subject to Landlord's reasonable approval, by variance or conditional use permit (the obtainment of which (if any) shall be at Tenant's sole cost and expense without cost or liability to Landlord whatsoever).

1.9 BROKERS: LBA, Inc. representing Landlord and CB Richard Ellis representing Tenant.

1.10 INTEREST RATE: The lesser of: (a) the prime rate announced from time to time by Wells Fargo Bank or, if Wells Fargo Bank ceases to exist or ceases to publish such rate, then the rate announced from time to time by the largest (as measured by deposits) chartered operating bank operating in California, plus three percent (3%) per annum; or (b) the maximum rate permitted by law.

                        BUILD-TO-SUIT SINGLE-TENANT LEASE

This LEASE ("LEASE"), which includes the preceding Summary of Basic Lease Information and Definitions ("SUMMARY") attached hereto and incorporated herein by this reference, is made as of the 12th day of October, 2000, by and between LBA-VIF ONE, LLC, a California limited liability company ("LANDLORD"), and OVERLAND DATA, INC., a California corporation ("TENANT").

1.       LEASE OF PREMISES; CONDITION PRECEDENT TO LEASE.

1.1 LEASE OF PREMISES; CONDITION PRECEDENT. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon and subject to the terms, covenants and conditions contained in this Lease to be performed by each party. Landlord and Tenant acknowledge that, as of the date of this Lease, Landlord does not own the Property. In the event Landlord has not completed the acquisition of the Property on or before February 1, 2001, unless otherwise agreed in writing by Landlord and Tenant, this Lease shall automatically terminate and neither party shall have any further obligation to the other except for those obligations, which by the terms of this Lease, expressly survive such termination and except for the Letter of Credit which Landlord shall promptly return to Tenant. The date that Landlord completes such acquisition of the Property is hereinafter referred to as the "ACQUISITION DATE".

1.2 MEASUREMENT OF PREMISES. On or before Substantial Completion, Landlord shall cause Landlord's Architect to measure the rentable square footage of the Premises and upon such measurement, Landlord shall provide to Tenant Landlord's calculations with respect thereto. For purposes of this Lease, rentable square footage of the Premises shall mean Gross Building Area calculated in accordance with the Standard Method for Measuring Floor Area in Office Buildings ANSI/BOMA Z65.1-1996. Upon such measurement, Landlord shall determine the calculation of the Monthly Rent, the Allowance and all other terms that are based on the rentable square feet in the Premises and such determination shall be confirmed in the Notice of Lease Term Dates (described below).

2.       TERM.

2.1 TERM; NOTICE OF LEASE DATES. This Lease shall be effective upon the date first above written (the "EFFECTIVE DATE"). The term of this Lease (the "TERM") shall commence upon the Commencement Date and shall expire on the Lease Expiration Date, unless sooner terminated or extended as permitted herein, and if extended, the "Term" will include the Option Period. Within ten (10) business days after Landlord's written request, Tenant shall execute a written confirmation of the Commencement Date and certain other matters as set forth in the Notice of Lease Term Dates attached hereto as EXHIBIT "D".

2.2 EARLY OCCUPANCY. Landlord shall allow Tenant to enter the Premises when the construction of the Buildings has proceeded to a point where, consistent with good construction practices, Tenant can commence preparation of the Premises for Tenant's occupancy, which early entry period Landlord shall use commercially reasonable efforts to cause it to commence no later than thirty
(30) days prior to the date Landlord projects for Substantial Completion of the Improvements (the "EARLY OCCUPANCY DATE") for purposes of installation of Tenant's furniture, fixtures, equipment and computer and communications cabling. Landlord shall use commercially reasonable efforts to provide Tenant with written notice of the projected Early Occupancy Date at least thirty (30) days prior to such date. Tenant's entry into the Premises from and after the Early Occupancy Date shall be subject to Tenant's coordination of such entry with Landlord and Landlord's general contractor(s) so as not to delay and/or interfere with Landlord's work in the Premises. Such early occupancy shall be subject to all of the terms and conditions of this Lease, including, without limitation, those provisions requiring that Tenant shall be responsible for all costs, expenses and obligations relating to the Premises (including, without limitation 17, 20 and 22) except that Tenant will not be obligated to pay any Monthly Rent or the Monthly Management Fee described in Section 3.3 below during the period of such early occupancy (until the Commencement Date). In addition, Landlord agrees that neither Tenant, nor any contractor or subcontractor of Tenant shall be charged for the use of elevators, hoists (if any), water, electricity, HVAC, security or any other utilities or services prior to the Commencement Date unless Tenant uses any such services in connection with the commencement of business operations in the Premises prior to the Commencement Date.

2.3 OPTION TO EXTEND. Tenant shall have one (1) option (the "EXTENSION OPTION") to extend the Term for a period (the "OPTION PERIOD") of five (5) years, commencing upon the Lease Expiration Date upon the same terms and conditions previously applicable, except for the grant of the exercised Extension Option and Monthly Rent (which shall be determined as set forth below). The Extension Option may be validly exercised only by notice in writing received by Landlord not earlier than three hundred sixty (360) calendar days and not later than two hundred seventy (270) calendar days prior to commencement of the Option Period; provided, however, that the Extension Option may be validly exercised only if no continuing and uncured Tenant default exists as of the date of exercise. If Tenant does not exercise the Extension Option during the exercise period set forth above in strict accordance with the provisions hereof, the Extension Option shall forever terminate and be of no further force or effect. The Extension Option is personal to the original Tenant, may not be exercised by any person or entity other than the original Tenant and shall become null and void if the original Tenant assigns its interest in this Lease or sublets all or any portion of the Premises, unless (i) such assignment or sublease is to Permitted Transferee (as defined in Section 14.5 below) or (ii) such assignment is otherwise approved by Landlord pursuant to Article 14 or (iii) such sublease is to a subtenant approved by Landlord pursuant to Article 14 and such subtenant occupies the entire rentable square footage in an entire building (of the Premises) for the balance of the Initial Term of this Lease.

Monthly Rent during the Option Period shall be equal to Fair Market Rental as of the commencement of the Option Period. For purposes hereof, "FAIR MARKET RENTAL" shall mean the base rent payable during the Option Period to a willing landlord by a willing renewal tenant having a similar financial responsibility, credit rating and capitalization as Tenant then has, taking into account all other relevant factors for like and comparable space, improved with tenant improvements of like and comparable quality to those then existing in the Premises (taking into account, the age and layout of the then existing improvements) in the Kearny Mesa area of San Diego and further taking into account items that professional real estate brokers customarily consider, including, but not limited to, rental rates (including any market increases over the applicable term of any such Option Period), space availability, tenant size, tenant improvement allowances, free rent and any other lease concessions, if any, then being charged or granted by Landlord or the landlords of such similar buildings. At least six (6) months prior to the Option Period, Landlord shall notify Tenant of the Fair Market Rental as determined by Landlord. Any dispute between the parties hereto with respect to the amount so determined shall be resolved by arbitration, as set forth below; provided, however, that there shall be deemed not to be such a dispute unless Tenant notifies Landlord thereof in writing within thirty (30) days after Landlord so notifies Tenant of the Fair Market Rental and Tenant sets forth in such notice Tenant's determination of Fair Market Rental. If, in the event of a dispute, the arbitrators have not determined the Fair Market Rental by commencement of the Option Period, Tenant shall continue to pay as Monthly Rent the amount payable by Tenant as of the month immediately preceding the commencement of the Option Period until such time as the Fair Market Rental has been determined by arbitration, whereupon Tenant shall pay any additional amount due to Landlord based upon such subsequent determination of Fair Market Rental.

If Tenant timely notifies Landlord in writing of Tenant's dispute regarding Landlord's determination of the Fair Market Rental, then Fair Market Rental shall be determined as follows. Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate appraiser or commercial real estate broker active over the ten (10) year period ending on the date of such appointment in the appraisal of commercial properties in the Kearny Mesa area of San Diego, California and who shall not have been employed or engaged by either party during the five (5) year period preceding such appointment. Each such arbitrator shall be appointed within fifteen (15) days after Tenant notifies Landlord of Tenant's dispute of Landlord's determination of Fair Market Rental. The two arbitrators so appointed shall within fifteen (15) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth above. The arbitrators may hold such hearings and require such briefs as the arbitrators, in their sole discretion, determine is necessary. In addition, Landlord or Tenant may submit to the arbitrators with a copy to the other party within five
(5) business days after the appointment of the third arbitrator, any market data and additional information that such party deems relevant to the determination of the Fair Market Rental for the Option Period ("MARKET RENT DATA") and the other party may submit a reply in writing within five (5) business days after receipt of such Market Rent Data. The three arbitrators shall, within thirty
(30) days of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted determination of Fair Market Rental for the Premises, and shall notify Landlord and Tenant thereof. Such decision shall be based upon the criteria and variables set forth above. The new Annual Rent shall thereafter be equal to the Fair Market Rental of the Premises so selected by the arbitrators. The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant. If either Landlord or Tenant fails to appoint an arbitrator within the time period specified hereinabove, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant. If the two arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association in accordance with the method described above. The cost of arbitration shall be paid by Landlord and Tenant equally.

2.4 CONDITIONS PRECEDENT. Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant; (ii) evidence satisfactory to Landlord of the deposit of the Letter of Credit in accordance with Section 5 below, and the first installment of Monthly Rent in accordance with Section 3.1 below; and (iii) certificates of insurance as required under Section 20 of this Lease.

2.5 DELAY IN POSSESSION. In the event that the substantial Completion of the Improvements (as defined in the Tenant Work Letter) has not occurred by the "OUTSIDE TERMINATION DATE," which shall be July 1, 2002, as such July 1, 2002 date may be extended by the number of days of Tenant Delays and by the number of days of Force Majeure Delays (as those terms are defined in the Tenant Work Letter), then the sole remedy of Tenant shall be the right to deliver a notice to Landlord (the "OUTSIDE DATE TERMINATION NOTICE") electing to terminate this Lease effective upon the receipt of the Outside Date Termination Notice by Landlord ("TERMINATION EFFECTIVE Date"). Except as provided hereinbelow, the Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Termination Date and not later than ten (10) business days after the Outside Termination Date. If Tenant delivers the Outside Date Termination Notice to Landlord, then Landlord shall have the right to suspend the Termination Effective Date for a period ending thirty (30) days after the original Termination Effective Date. In order to suspend the Termination Effective Date, Landlord must deliver to Tenant, within five (5) business days after receipt of the Outside Date Termination Notice, a certificate of the Contractor certifying that it is such Contractor's best good faith judgment that Substantial Completion of the Improvements will occur within thirty (30) days after the original Termination Effective Date. If Substantial Completion of the Improvements occurs within said thirty (30) day suspension period, then the Outside Date Termination Notice shall be of no further force and effect; if, however, Substantial Completion of the Improvements does not occur within said thirty (30) day suspension period, then this Lease shall terminate as of the date of expiration of such thirty (30) day period. If prior to the Outside Termination Date Landlord determines that Substantial Completion of the Improvements will not occur by the Outside Termination Date, Landlord shall have the right to deliver a written notice to Tenant stating Landlord's opinion as to the date by which Substantial Completion of the Improvements shall occur and Tenant shall be required, within ten (10) business days after receipt of such notice, to either deliver the Outside Date Termination Notice (which will mean that this Lease shall thereupon terminate) or agree to extend the Outside Termination date to that date which is set by Landlord. Failure of Tenant so to respond in writing within said ten (10) business day period shall be deemed to constitute Tenant's agreement to extend the Outside Termination Date to that date which is set by Landlord. If the Outside Termination Date is so extended, Landlord's right to request Tenant to elect to either terminate or further extend the Outside Termination Date shall remain and shall continue to remain, with each of the notice periods and response periods set forth above, until the Substantial Completion of the Improvements or until this Lease is terminated. If this Lease is terminated, neither party shall have any further obligation to the other except for those obligations, which by the terms of this Lease, expressly survive such termination and except for the Letter of Credit, which Landlord shall promptly return to Tenant.

2.6 DELAY IN COMMENCEMENT OF CONSTRUCTION. Despite anything in this Lease to the contrary and without limitation of any other rights and remedies which Tenant may have pursuant to this Lease, in the event that Landlord fails to commence construction of the Improvements (as evidenced by the issuance of a building permit(s) for the Building(s) and the actual commencement of work by July 1, 2001 for any reason whatsoever other than Tenant Delays and Force Majeure Delays (which Tenant Delays and Force Majeure Delays shall be deemed to extend such July 1, 2001 date), Tenant may terminate this Lease upon written notice ("COMMENCEMENT TERMINATION NOTICE") to Landlord given within ten (10) business days thereafter, but prior to the date Landlord notifies Tenant that Landlord has commenced construction of the Improvements, which termination shall be effective upon Landlord's receipt of such Commencement Termination Notice ("COMMENCEMENT TERMINATION EFFECTIVE DATE"). Except as provided hereinbelow, the Commencement Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than July 1, 2001 and not later than ten (10) business days after such date. If Tenant delivers the Commencement Termination Notice to Landlord, then Landlord shall have the right to suspend the Commencement Termination Effective Date for a period ending thirty (30) days after the original Commencement Termination Effective Date. In order to suspend the Commencement Termination Effective Date, Landlord must deliver to Tenant, within five (5) business days after receipt of the Commencement Termination Notice, a certificate of the Contractor certifying that it is such Contractor's best good faith judgment that commencement of construction of the Improvements will occur within thirty (30) days after the original Commencement Termination Effective Date. If commencement of construction of the Improvements occurs within said thirty (30) day suspension period, then the Commencement Termination Notice shall be of no further force and effect; if, however, commencement of construction of the Improvements does not occur within said thirty (30) day suspension period, then this Lease shall terminate as of the date of expiration of such thirty (30) day period. If prior to July 1, 2001 Landlord determines that commencement of construction of the Improvements will not occur by July 1, 2001 (as such date may be extended due to Tenant Delays and Force Majeure Delays), Landlord shall have the right to deliver a written notice to Tenant stating Landlord's opinion as to the date by which commencement of construction of the Improvements shall occur and Tenant shall be required, within ten (10) business days after receipt of such notice, to either deliver the Commencement Termination Notice (which will mean that this Lease shall thereupon terminate) or agree to extend the July 1, 2001 date (as such date may be extended due to Tenant Delays and Force Majeure Delays) to that date which is set by Landlord. Failure of Tenant so to respond in writing within said ten (10) business day period shall be deemed to constitute Tenant's agreement to extend the July 1, 2001 date (as such date may be extended due to Tenant Delays and Force Majeure Delays) to that date which is set by Landlord. If the July 1, 2001 date (as such date may be extended due to Tenant Delays and Force Majeure Delays) is so extended, Landlord's right to request Tenant to elect to either terminate or further extend the July 1, 2001 date (as such date may be extended due to Tenant Delays and Force Majeure Delays) shall remain and shall continue to remain, with each of the notice periods and response periods set forth above, until the commencement of construction of the Improvements or until this Lease is terminated. Upon any such termination, Landlord and Tenant shall each be released from their respective obligations under this Lease, except for those obligations, which by the terms of this Lease, expressly survive such termination and except for the Letter of Credit, which Landlord shall promptly return to Tenant; provided however, under no circumstances will Landlord be entitled to any reimbursement from Tenant for any costs incurred by Landlord in connection with the construction of the Premises by Landlord.

3.       RENT.

3.1 MONTHLY RENT. Tenant agrees to pay Landlord, as rent for the Premises, the Monthly Rent designated in Section 1.6 of the Summary. The Monthly Rent shall be paid by Tenant in advance on the first day of each and every calendar month commencing upon the Commencement Date. Monthly Rent for any partial month shall be prorated in the proportion that the number of days this Lease is in effect during such month bears to the actual number of days in such month.

3.2 ADDITIONAL RENT. All amounts and charges payable by Tenant under this Lease in addition to the Monthly Rent described in Section 3.1 above shall be considered additional rent for the purposes of this

Lease, and the word "RENT" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Monthly Rent is referenced. Rent shall be paid to Landlord as provided in Section 7, without any prior demand therefor and without any deduction or offset except as specified elsewhere in the Lease, in lawful money of the United States of America.

3.3 MANAGEMENT FEE. Tenant shall pay to Landlord, as additional rent, a monthly management fee equal to one quarter of one percent (0.25%) of the Monthly Rent. Such fee shall be payable concurrently with Monthly Rent.

3.4 LATE PAYMENTS. Late payments of Rent will be subject to interest and a late charge as provided in Sections 22.6 and 22.7 below.

4. TRIPLE-NET LEASE. Except as otherwise provided herein, all Rent shall be net to Landlord so that this Lease shall yield net to Landlord, the Rent to be paid each month during the Term of this Lease. Accordingly, and except as otherwise provided herein, all costs, expenses and obligations of every kind or nature whatsoever relating to the Premises which may arise or become due during the Term of this Lease shall be paid by Tenant. Nothing herein contained shall be deemed to require Tenant to pay or discharge any liens or mortgages of any character whatsoever which may exist or hereafter be placed upon the Premises by an affirmative act or omission of Landlord.

5.       LETTER OF CREDIT.

5.1 LETTER OF CREDIT. Concurrently with Tenant's execution and delivery of this Lease to Landlord, Tenant shall deliver to Landlord security substantially in the form of an unconditional, irrevocable and renewable letter of credit ("LETTER OF CREDIT") in favor of Landlord in the form attached hereto as Exhibit "G", issued by a bank reasonably satisfactory to Landlord with a branch located in the City of San Diego, California, in the principal amount ("STATED AMOUNT") specified below, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease throughout the entire Lease Term. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Letter of Credit; provided, however, that Landlord acknowledges and agrees that in the event this Lease is terminated in accordance with Section 1.1 above, Landlord shall reimburse to Tenant the actual, documented and reasonable costs paid by Tenant to have said Letter of Credit issued. The Stated Amount of the Letter of Credit shall initially be One Million Five Hundred Thousand Dollars ($1,500,000.00); provided, however, that so long as (i) Tenant is not then in default under this Lease (beyond the expiration of any applicable notice and cure period), (ii) Tenant has a tangible net worth (calculated as provided below) of no less than Forty Million Dollars ($40,000,000.00), and (iii) Tenant's debt equity ratio (determined as provided below) is twenty-five percent (25%) or less (collectively, the "LC REDUCTION CONDITIONS"), then (i) on the second (2nd) annual anniversary of the Acquisition Date the then Stated Amount shall (so long as all of the LC Reduction Conditions are satisfied as of such date) be reduced by Five Hundred Thousand Dollars ($500,000.00), and (ii) on the third (3rd) annual anniversary of the Acquisition Date, Landlord shall (so long as all of the foregoing LC Reduction Conditions are satisfied as of such date) waive the Letter of Credit requirement; provided, however, that in the event all of the LC Reduction Conditions are not satisfied as of the third (3rd) anniversary of the Commencement Date then Landlord agrees to cancel and waive the Letter of Credit requirement in the event all of the LC Reduction Conditions are satisfied at any time after the third anniversary of the Commencement Date. For purposes of this Section 5.1, the calculation of "net worth" and the determination of the "debt equity ratio" shall each be in accordance with generally accepted accounting principles and evidenced by a balance sheet prepared by Tenant and filed with the Securities and Exchange Commission.

5.2 APPLICATION OF LETTER OF CREDIT. The Letter of Credit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease. If Tenant commits a default with respect to any provision of this Lease (and such default is not cured within the applicable notice and cure period) or if the term of the Letter of Credit held by Landlord is scheduled to expire prior to the last day of the Lease Term, and the term of the Letter of Credit is not extended at least thirty (30) days prior to the scheduled date of expiration of the Letter of Credit and such failure to so extend the Letter of Credit continues for an additional two (2) business days after Tenant's receipt of Landlord's written notice of such failure, Landlord may (but shall not be required to) draw upon the entire principal amount of the Letter of Credit, and Landlord may then use, apply or retain all or any part of the proceeds for the payment of any sum which is in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Letter of Credit proceeds are so used or applied, Tenant shall, within ten (10) days after demand therefor, post an additional Letter of Credit in an amount to cause the aggregate amount of the unused proceeds and such new Letter of Credit to equal the then Stated Amount required in this Article 5. Landlord shall not be required to keep any proceeds from the Letter of Credit separate from its general funds. Should Landlord sell its interest in the Premises during the Lease Term and if Landlord deposits with the purchaser thereof the Letter of Credit and any proceeds of the Letter of Credit, thereupon Landlord shall be discharged from any further liability with respect to the Letter of Credit and said proceeds.

6.       USE.

6.1 GENERAL. Tenant shall use the Premises solely for the Permitted Use specified in Section 1.8 of the Summary, and shall not use or permit the Premises to be used for any other use or purpose whatsoever. Tenant shall, at its sole cost and expense, observe and comply with all requirements of any board of fire underwriters or similar body relating to the Premises, all recorded covenants, conditions and restrictions now or hereafter of record affecting the Premises including, but not limited to, that certain Declaration of Covenants, Conditions and Restrictions for San Diego Spectrum recorded on September 16, 1999 as Instrument No. 99-0635988, in the Official Records of the San Diego County Recorder's Office and those certain San Diego Spectrum Signage Guidelines dated November 11, 1999, both of which are incorporated herein by this reference, as amended from time to time and such other covenants, conditions and restrictions from time to time encumbering the Premises and any by-laws and rules and regulations promulgated thereunder (collectively, the "DECLARATIONS"), and all laws, statutes, codes, reasonable and non-discriminatory rules and regulations now or hereafter in force relating to or affecting the condition, use, occupancy, alteration or improvement (whether structural or non-structural, including unforeseen and/or extraordinary alterations or improvements, and regardless of the period of time remaining in the Term) of the Premises, including, without limitation, the provisions of the Americans with Disabilities Act and the California Disability Access Laws and their respective implementing regulations (collectively the "ADA") as it pertains to the condition, use, occupancy, improvement and alteration (whether structural or non-structural, including unforeseen and/or extraordinary alterations or improvements, and regardless of the period of time remaining in the Term) of the Premises. Tenant shall not use or allow the Premises to be used
(a) in violation of the Declarations or of any law or governmental rule or regulation, or of any certificate of occupancy issued for the Premises, or (b) for any improper or unlawful purpose. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, nor commit or suffer to be committed any waste in, on or about the Premises. Notwithstanding anything in this Lease to the contrary, Landlord represents and warrants to Tenant that as of the Commencement Date, the Buildings, including, without limitation the restrooms, and the Common Areas of the Project (including, without limitation the parking areas) shall be in full compliance with the ADA and all other applicable building codes and regulations in effect on the Commencement Date and then being enforced against Landlord (hereinafter collectively "BUILDING REGULATIONS"). If within the one (1) year period following the Commencement Date, Tenant provides Landlord with written notice that any portion of the Buildings or the Project is not in compliance with the Building Regulations, Landlord shall, at its sole cost and expense, promptly make such alterations as may be required to bring the Buildings and/or Project into full compliance with such the Building Regulations.

6.2 SIGNS, AWNINGS AND CANOPIES. Subject to all applicable governmental laws, rules, regulations and codes, Tenant (and any Permitted Transferee of Tenant or any other transferee approved by Landlord who occupies either an entire building (either the R & D Building or the Office Building) or at least fifty percent (50%) of the total rentable area of the Buildings) shall have the right to install upon the Premises two (2) exterior signs on the Office Building and two (2) exterior signs on the R & D Building (provided, however, that in no event shall the maximum number of exterior signs exceed two (2) exterior signs on each such building), together with a monument-type sign in front of each entrance to the Office Building and the R & D Building, provided Tenant complies with the Declarations and obtains approval from all governmental authorities having jurisdiction over the Premises and from Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to respond to any written request for such approval from Tenant within ten (10) days of Landlord's receipt of such request and if such failure continues for an additional five (5) days after Landlord's receipt of Tenant's second request (which second request shall reference this Section 6.2 and shall state that Landlord's failure to respond shall be deemed Landlord's approval of Tenant's request for Landlord's approval of the signage criteria set forth in such second request), Tenant's request shall be deemed approved. Tenant hereby acknowledges that, notwithstanding Landlord's approval of such exterior signage and/or the signage specifications therefor, Landlord has made no representations or warranty to Tenant with respect to the probability of obtaining such approvals and permits. In the event Tenant does not receive the necessary permits and approvals for such exterior signage, Tenant's and Landlord's rights and obligations under the remaining provisions of this Lease shall not be affected. The cost of installation of such exterior signage, as well as all costs of design and construction of such exterior signage and all other costs associated with such exterior signage, including, without limitation, permits, maintenance and repair, shall be the sole responsibility of Tenant. Tenant agrees to maintain any such sign, awning, canopy, decoration, lettering or advertising matter as may be approved by Landlord in good condition and repair at all times. At the expiration or earlier termination of this Lease, at Landlord's election, Tenant shall remove all signs, awnings, canopies, decorations, lettering and advertising installed by or at the direction of Tenant and shall repair any damage to the Premises resulting therefrom (including any discoloration of the Building and monuments (if any)) all at Tenant's sole cost and expense. If Tenant fails to maintain any such approved sign, awning, decoration, lettering, or advertising, Landlord may, following an additional five (5) days written notice to Tenant, do so and Tenant shall reimburse Landlord for the actual and documented out-of -pocket cost of such work. If, without Landlord's prior written consent, Tenant installs any sign, awning, decoration, lettering or advertising, or fails to remove any such item(s) within ten (10) days of the date of the expiration or earlier termination of this Lease, Landlord may, following five (5) days written notice to Tenant, have such item(s) removed and stored and may repair any damage to the Premises at Tenant's expense. The removal, repair and/or storage costs shall be repaid to Landlord within ten (10) days of Tenant's receipt of an invoice therefore and shall bear interest thereafter until paid at the Interest Rate. Except as provided in this Section
6.2 above, Tenant may not install any signs on the exterior or roof of the Building or anywhere else in the Project (except for Tenant's interior signage).

6.3      HAZARDOUS MATERIALS.

6.3.1    TENANT'S ENVIRONMENTAL REPRESENTATIONS AND INDEMNIFICATION. Tenant will
(i) obtain and maintain in full force and effect all Environmental Permits (as defined below) that may be required from time to time under any Environmental Laws (as defined below) applicable to Tenant's use and occupancy of the Premises and (ii) be and remain in compliance in with all terms and conditions of all such Environmental Permits and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all Environmental Laws applicable to Tenant's use and occupancy of the Premises. As used in this Lease, the term "ENVIRONMENTAL LAW" means any past, present or future federal, state or local statutory or common law, or any regulation, ordinance, code, plan, order, permit, grant, franchise, concession, restriction or agreement issued, entered, promulgated or approved thereunder, relating to (a) the environment, human health or safety, including, without limitation, emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Materials. "ENVIRONMENTAL PERMITS" means, collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required as a result of Tenant's use and occupancy of the Premises pursuant to, or in order to comply with, any Environmental Law. Except for ordinary and general office supplies, such as copier toner, liquid paper, glue, ink and common cleaning materials and, to the extent approved in writing by Landlord (which shall not be unreasonably withheld, conditioned or delayed), materials reasonably necessary for the conduct of Tenant's business that are used and stored in compliance with all Environmental Laws (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "TENANT'S PARTIES"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Concurrently with the execution of this Lease, Tenant agrees to complete and deliver to Landlord an Environmental Questionnaire in the form of Exhibit "E" attached hereto. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "LANDLORD INDEMNIFIED PARTIES") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials of which Tenant obtains actual knowledge during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems reasonably necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). At all times during the Term of this Lease, Landlord will have the right, but not the obligation, following reasonable advance written notice to Tenant (except in the case of an emergency when no notice shall be required) to enter upon the Premises to inspect, investigate, sample and/or monitor the Premises to determine if Tenant is in compliance with the terms of this Lease regarding Hazardous Materials. Tenant will, upon the written request of Landlord (which request shall be made no more frequently than one (1) time per calendar year), cause to be performed an environmental audit of the Premises at Tenant's expense by an environmental consulting firm reasonably acceptable to Landlord. As used in this Lease, the term "HAZARDOUS MATERIALS" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated or regulated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBS"), and freon and other chlorofluorocarbons. The provisions of this Section 6.3.1 will survive the expiration or earlier termination of this Lease.

6.3.2 LANDLORD'S INDEMNIFICATION. Landlord shall indemnify, protect, defend and hold Tenant, its successors, assigns, subtenants, agents, employees, officers and directors harmless from any and all losses, damages, liabilities, judgments, costs, claims, expenses, penalties, including, but not limited to, attorneys' fees, court costs and consultant fees arising out of or involving any Hazardous Materials introduced to the Premises by Landlord to the extent that the same were Hazardous Materials at the time of such introduction to the Premises.

6.3.3 LANDLORD TERMINATION OPTION FOR CERTAIN ENVIRONMENTAL PROBLEMS. If Hazardous Materials are present at the Premises that are required by Environmental Law to be remediated and Tenant is not responsible therefor pursuant to Section 6.3.1 and Landlord is not responsible therefor pursuant to
Section 6.3.2, Landlord may, at its option, either (i) remediate such Hazardous Materials at its expense, in which event this Lease shall continue in full force and effect or (ii) if the estimated cost to remediate such Hazardous Materials exceeds twelve (12) times the then Monthly Rent, give written notice to Tenant, within thirty (30) days after receipt by Landlord of knowledge of the existence of such Hazardous Materials, of Landlord's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Landlord elects to give such a termination notice, Tenant may, within ten (10) days thereafter, give written notice to Landlord of Tenant's commitment to pay the amount by which the cost of the remediation of such Hazardous Materials exceeds an amount equal to twelve (12) times the then Monthly Rent. Tenant shall provide Landlord with such funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Landlord shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Tenant does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as the date specified in Landlord's termination notice. Notwithstanding anything above to the contrary, if Tenant is prevented from using all or a portion of the Premises for its normal business operations, and Tenant does not, in fact, use all or such portion of the Premises, for a period of five (5) consecutive business days or more after written notice of such condition is delivered to Landlord, due solely to Landlord's work of remediation of Hazardous Materials pursuant to the terms of this Section 6.3.3, the following provisions of this
Section 6.3.3 shall apply (the condition set forth above to be known as the "ABATEMENT CONDITION"). To the extent the Abatement Condition affects only a portion of the Premises, and such portion is a material portion of the Premises, and Tenant is not reasonably able to conduct its business from the remaining portion of the Premises, the Abatement Condition shall be deemed to affect the entire Premises. Tenant shall promptly deliver to Landlord notice (the "CURE NOTICE") of such condition and if Landlord fails to cure such condition within five (5) business days after delivery to it of the Cure Notice, then the Monthly Base Rent applicable to the affected portion of the Premises shall be abated from the expiration of said five (5) day period until the date when such failure is cured; provided, however, that if Tenant has previously paid Monthly Base Rent to Landlord for a period of time subsequent to the commencement of Tenant's right to abate Monthly Base Rent hereunder, then Landlord shall, within ten (10) business days following the date of such abatement, credit to Tenant an amount equivalent to such excess payments against the Monthly Base Rent next due under this Lease, or, if after the expiration or termination of this Lease, reimburse to Tenant the amount of such excess payments. Except as provided above, there shall be no Rent abatement resulting from the existence of such Hazardous Materials or performance of Landlord's remediation.

6.4 REFUSE AND SEWAGE. Tenant agrees not to keep any trash, garbage, waste or other refuse on the Premises except in proper containers and agrees to contract directly for the regular removal of the same from the Premises. Tenant shall keep all containers or other equipment used for storage of such materials in a clean and sanitary condition. Tenant shall, at Tenant's sole cost and expense, properly dispose of all sanitary sewage and shall not use the sewage disposal system for the disposal of anything except sanitary sewage. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition. Tenant shall contract directly for all trash disposal services at Tenant's sole cost and expense.

6.5 ACCESS/SECURITY SYSTEM. Landlord acknowledges that, subject to Force Majeure events and the requirements of applicable laws, the Premises shall be accessible to Tenant twenty-four (24) hours per day, seven (7) days per week, every day of the year, including holidays. Landlord acknowledges that as a part of the Tenant Improvements, Tenant may elect to install an automated security system in, on, or about the Premises, including, without limitation, a card-reader access system for access through all exterior doors of the Buildings which shall be programmable and controlled by a computer system located within the Buildings and capable of remote access by employees of Tenant. Landlord shall have the right to review and approve or disapprove the plans in Landlord's reasonable discretion as provided in the Work Letter. Landlord agrees that Tenant shall have the right, upon the expiration or termination of this Lease, to remove the security system; provided however, Tenant shall, at its sole cost, repair any damage caused by such removal.

7. PAYMENTS AND NOTICES. All Rent and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated in
Section 1.1 of the Summary, or to such other persons and/or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and given by personal delivery (including delivery by nationally recognized overnight courier or express mailing service), facsimile transmission sent by a machine capable of confirming transmission receipt, with a hard copy of such notice delivered no later than one (1) business day after facsimile transmission by another method specified in this Section 7, or by registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant at the address(es) designated in Section
1.2 of the Summary, or to Landlord at the address(es) designated in Section 1.1 of the Summary. Either party may, by written notice to the other, specify a different address for notice purposes. Notice given in the foregoing manner shall be deemed given (i) upon confirmed transmission if sent by facsimile transmission, provided such transmission is prior to 5:00 p.m. on a business day (if such transmission is after 5:00 p.m. on a business day or is on a non-business day, such notice will be deemed given on the following business day), (ii) when actually received or refused by the party to whom sent if delivered by a carrier or personally served or (iii) if mailed, on the day of actual delivery or refusal as shown by the certified mail return receipt or the expiration of three (3) business days after the day of mailing, whichever first occurs. For purposes of this Section 7, a "business day" is Monday through Friday, excluding holidays observed by the United States Postal Service.

8. BROKERS. The parties recognize that the brokers ("Brokers") who negotiated this Lease are stated in Section 1.9 of the Summary and that Landlord shall be solely responsible for the payment of the brokerage commission directly to the Brokers and that Tenant shall have no obligation or responsibility therefor. Landlord shall have no further or separate obligation for payment of commissions or fees to any other real estate broker, finder or intermediary other than the Brokers specified in Section 1.9 of the Summary. Tenant represents that it has not had any dealings with any real estate broker, finder or intermediary with respect to this Lease, other than the brokers specified in
Section 1.9 of the Summary as representing Tenant. Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder
(a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, or (b) is or might be entitled to a commission or compensation in connection with this Lease. Tenant shall indemnify, protect, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Tenant of the foregoing representation, including, without limitation, any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein. Landlord shall indemnify, protect, defend (by counsel reasonably approved in writing by Tenant) and hold Tenant harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Landlord of the foregoing representation, including, without limitation, any claims that may be asserted against Tenant by any broker, agent or finder undisclosed by Landlord herein. The foregoing indemnities shall survive the expiration or earlier termination of this Lease.

9.       SURRENDER; HOLDING OVER.

9.1 SURRENDER OF PREMISES. Upon the expiration or sooner termination of this Lease, Tenant shall surrender all keys for the Premises to Landlord, and Tenant shall deliver exclusive possession of the Premises to Landlord broom clean and in first-class condition and repair, reasonable wear and tear excepted (and casualty damage excepted if this Lease is terminated as a result thereof pursuant to Section 18), with all of Tenant's personal property (and those items, if any, of Tenant Improvements and Tenant Changes identified by Landlord pursuant to Section 12.2 below) removed therefrom and all damage caused by such removal repaired, as required pursuant to Sections 12.2 and 12.3 below. If, for any reason, Tenant fails to surrender the Premises within ninety (90) days of the date of the expiration or earlier termination of this Lease, with such removal and repair obligations completed, then, in addition to the provisions of
Section 9.3 below and Landlord's rights and remedies under Section 12.4 and the other provisions of this Lease, Tenant shall indemnify, protect, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

9.2 HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Lease Term, without Landlord's express written consent, then, without waiver of any right on the part of Landlord as a result of Tenant's failure to timely surrender possession of the Premises to Landlord, Tenant shall become a tenant at sufferance only, upon the terms and conditions set forth in this Lease so far as applicable (including Tenant's obligation to pay all costs, expenses and any other additional rent under this Lease), but at a Monthly Rent equal to a percentage of the Monthly Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination, which percentage shall be (i) one hundred fifty percent (150%) for the first two (2) months of such holding over and (ii) two hundred percent (200%) thereafter. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease.

9.3 HOLDING OVER WITH LANDLORD'S CONSENT. Notwithstanding the foregoing, by written notice to Landlord given at least twelve (12) months prior to the expiration of the initial Term or the Option Period, Tenant shall have a one-time right to elect to holdover in the Premises (which holdover will be deemed to be with Landlord's consent) for a fixed term of three (3) full months at one hundred fifty percent (150%) of the Monthly Rent and additional rent in effect under this Lease immediately prior to such holdover, and such continued occupancy by Tenant shall be subject to all of the other terms, covenants and conditions of this Lease, so far as applicable. The Term will be extended for such three (3) month period and a vacation of the Premises by Tenant prior to such date will not relieve Tenant of liability for Monthly Rent and additional rent accruing under this Lease through the expiration of the Term, as extended pursuant to Tenant's notice. Any holding over by Tenant after such three (3) month period shall be at two hundred percent (200%) of the Monthly Rent and additional rent in effect under this Lease immediately prior to such holdover. The provisions of this Section 9.3 will survive the expiration or earlier termination of this Lease.

9.4      NO EFFECT ON LANDLORD'S RIGHTS. The foregoing provisions of this
Section 9 are in addition to, and do not affect, Landlord's right of re-entry or any other rights of Landlord hereunder or otherwise provided at law or in equity.

10.      TAXES.

10.1 REAL PROPERTY TAXES. Tenant agrees to pay all general and special real property taxes, assessments (including, without limitation, change in ownership taxes or assessments), liens, bond obligations, license fees or taxes, commercial rent taxes and any similar impositions in-lieu of other impositions now or previously within the definition of real property taxes or assessments and any and all assessments under any covenants, conditions and restrictions affecting the Premises (collectively "REAL PROPERTY TAXES") which may be now or hereafter levied or assessed against the Premises applicable to the period from the Commencement Date, until the expiration or sooner termination of this Lease. Real Property Taxes shall include, by way of illustration but not limitation, the following: (a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises; (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease; (c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the Rent payable by Tenant hereunder, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such Rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant and of the Premises; (d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or (e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Premises make a part. Despite the foregoing, under no circumstances shall Real Property Taxes include Landlord's federal, state or local, income, franchise, inheritance or estate taxes.

All Real Property Taxes for the tax year in which the Commencement Date occurs and for the tax year in which this Lease terminates shall be apportioned and adjusted so that Tenant shall not be responsible for any Real Property Taxes for a period of time occurring prior to the Commencement Date or subsequent to the expiration of the Lease term.

Tenant agrees to pay to the taxing authority entitled thereto the total Real Property Taxes due. On or before the Commencement Date, Landlord shall make arrangements with the applicable taxing authorities for the delivery of the statements for such Real Property Taxes directly to Tenant. Any of said payments to be made directly to the taxing authority shall be made at least fifteen (15) days prior to the delinquency date established by the taxing authority, and Tenant shall, within ten (10) business days of written request from Landlord, deliver evidence of such payment to Landlord. Failure of Tenant to pay said Real Property Taxes as and when herein specified shall, in addition to all other rights and remedies of Landlord hereunder, subject Tenant to any fine, penalty, interest, or cost which Landlord may incur as a result thereof. Tenant shall, within thirty (30) days after demand, reimburse Landlord for any such fine, penalty, interest, or cost, together with interest thereon at the Interest Rate.

Notwithstanding the foregoing provisions, if the Premises are not separately assessed but are included in a larger tax parcel for purposes of the assessment of Real Property Taxes, then Tenant shall pay to Landlord, within thirty (30) days following and invoice therefor, Tenant's pro rata share of all Real Property Taxes that are assessed against such larger tax parcel. Tenant's pro rata share under such circumstances shall be apportioned according to the assessed value of the Premises as it relates to the total assessed value of all of the buildings (including the Premises) situated in the separate tax parcel.

Notwithstanding anything to the contrary contained herein, to the extent that any of the following items are not of record, as of the date of this Lease, Real Property Taxes and assessments shall not include: (i) reserves for future Real Property Taxes; and (ii) any documentary transfer taxes arising from a voluntary transfer of the Premises or any portion of the Project by Landlord. If a reduction in Real Property Taxes is obtained for any year of the Term during which Tenant paid such Real Property Taxes, then Tenant, at Tenant's option, shall be entitled to such reduction by way of direct reimbursement or a credit against the next installment(s) of Monthly Rent coming due. If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then Tenant may pay such taxes and assessments in installments.

10.2 PERSONAL PROPERTY TAXES. Tenant shall be liable for, and shall pay before delinquency, all taxes and assessments (real and personal) levied against
(a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or alterations in the Premises (whether installed and/or paid for by Landlord or Tenant). If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after at least ten (10) business days prior written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, and Tenant shall reimburse Landlord therefor within thirty (30) days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, shall have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

10.3 TENANT'S RIGHT TO CONTEST. Tenant may contest the legal validity or amount of any personal property taxes, assessments or charges, or Real Property Taxes for which Tenant is responsible under this Lease and may institute such proceedings as Tenant considers necessary. If Tenant contests any such tax, assessment or charge, Tenant shall indemnify and hold harmless and protect Landlord and the Premises from any liens, claims, liability and damages incurred by Landlord in connection therewith by adequate surety bond or other appropriate security reasonably acceptable to Landlord.

11.      REPAIRS.

11.1 TENANT'S REPAIR OBLIGATIONS. Except for Landlord's obligations under Sections 11.2 and 11.3 and the Work Letter, Tenant shall at all times and at Tenant's sole cost and expense, keep, maintain, clean, repair, renovate, retrofit, replace and preserve the Premises and all parts thereof, structural and non-structural, including, without limitation, utility meters, plumbing, pipes and conduits, all heating, ventilating and air conditioning systems located within the Premises, all fixtures, furniture and equipment, Tenant's signs, if any, locks, closing devices, security devices, windows, window sashes, casements and frames, floors and floor coverings, shelving, restrooms, ceilings, interior walls, roof (including the roof membrane but excluding the structural portions thereof), skylights, interior and demising walls, doors, electrical and lighting equipment, sprinkler systems, parking areas, driveways, walkways, parking lots, loading dock areas and doors, rail spur areas, fences, signs, lawns and landscaping, if any, all Improvements and any Tenant Improvements, Tenant Changes or other alterations, additions and other property and/or fixtures located within the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair and maintenance obligations shall include, but not be limited to, slurry coating the parking areas at such intervals during the initial Term and the Option Period (if applicable) as reasonably determined by Tenant but in no event less frequently than every forty-five (45) months; parking area and driveways sweeping and repairing a condition consistent with comparable first-class buildings in the Kearny Mesa area, reasonable wear and tear excepted. Tenant's repair and maintenance obligations shall include, but not be limited to, responsibility for painting the exterior of the Buildings whenever necessary to maintain the first-class appearance of the Buildings. Except as provided in Section 11.2, 11.3 and the Work Letter, Tenant shall at all times during the Term make all structural and non-structural changes, repairs and improvements to the Premises of every kind and nature, whether ordinary or extraordinary, foreseen or unforeseen, which may be required by any Laws or for the safety of the Premises. Tenant agrees to procure and maintain landscaping contracts and maintenance contracts (which contracts shall be subject to Landlord's reasonable approval) for all heating, ventilating and air conditioning systems with reputable providers/contractors reasonably approved by Landlord. Such maintenance and repairs shall be performed with due diligence, lien-free and in a good and workmanlike manner, by licensed contractor(s) which are selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably withhold or delay.

11.2     LANDLORD'S REPAIR RIGHTS AND OBLIGATIONS. Except as provided in this
Section 11.2 and Section 11.3 and the Work Letter, Landlord has no obligation whatsoever to alter, remodel, improve, repair, renovate, retrofit, replace, redecorate or paint all or any part of the Premises. Except as specifically provided herein, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect (including the provisions of California Civil Code Section 1942 and any successive sections or statutes of a similar nature). If Tenant fails to perform Tenant's obligations under Section 11.1 hereof, or under any other provision of this Lease, then Landlord shall have the option (but not the obligation) to enter upon the Premises after ten (10) days' prior written notice to Tenant, or in the case of an emergency immediately without prior notice, to perform such obligations on Tenant's behalf necessary to return the Premises to good order, condition and repair, whereupon the actual and documented out-of-pocket costs incurred by Landlord shall become due and payable to Landlord, within ten (10) business days of written demand which shall be accompanied by reasonable supporting documentation. Promptly following written notice thereof from Tenant, Landlord shall, at its cost, repair and maintain the structural parts of the Building, including the exterior walls, foundations and structural portions of the roof (excluding the roof membrane); provided, however, to the extent such maintenance or repairs are required as a result of any act, neglect, fault or omission of Tenant or any of Tenant's Parties or otherwise made necessary due to Tenant's use or occupancy of the Premises, Tenant shall pay to Landlord within ten (10) business days of written demand, as additional rent, the actual and documented out-of-pocket costs of such maintenance and repairs. Promptly following written notice thereof from Tenant, Landlord shall perform, at its cost and expense, all improvements to the Buildings to the extent and only to the extent such improvements are necessary due to the failure of the Buildings, at Substantial Completion, to comply with the requirements of all building codes and laws (including the ADA) applicable as of Substantial Completion and in no way arising from or in connection with any act, omission or construction carried out by or for Tenant at the Premises. No later than thirty (30) days following the Commencement Date, Landlord shall provide Tenant with a complete list of all major contractors and subcontractors and a complete list of the manufacturers and suppliers of all major components of the Buildings and the major building systems (such as the roof, elevators, HVAC and electrical systems) and Landlord shall assign to Tenant all warranties received from, and all rights of enforcement of such warranties against, all contractors and subcontractors, manufacturers and suppliers involved in the construction of the Premises, except for those warranties and rights pertaining to those components of the Premises for which Landlord is responsible pursuant to this Section 11.2. Despite any such assignment, in the event any contractor, subcontractor, manufacturer or supplier fails or refuses to honor any such warranty or fails to recognize Tenant's rights to enforce any such warranty, Landlord agrees, at Tenant's sole cost and expense, to reasonably cooperate with Tenant to enforce such warranty.

11.3 CONDITION OF PREMISES; WARRANTY. Landlord shall cause the Premises and the Project to be constructed in a first-class, lien free, manner accordance with all applicable laws, regulations and building codes in effect as of the Commencement Date and then being enforced against Landlord including, without limitation, any requirements of the ADA. If Tenant notifies Landlord within one
(1) year after the Commencement Date that the Premises are in violation of any such law which was in effect and enforced against Landlord as of the Commencement Date, or that the Premises or the Common Areas or any portion thereof is defective, Landlord, at Landlord's sole cost and expense, shall promptly make those modifications necessary to bring such item into compliance with such laws, regulations or building codes or to cure such defect, as applicable; provided, however, that after such one (1) year period, Tenant shall, at Tenant's sole cost and expense, be solely responsible for the correction of any such violation or defect (subject, however, to Landlord's repair obligations hereunder); provided further, however, that throughout the Term of this Lease and the Option Period (if applicable), Landlord shall be responsible for the repair of any defects in design or construction of the foundation, slab structure, exterior wall structure and roof structure (excluding the roof membrane) of the Buildings. Furthermore, for a period of twelve (12) months following Substantial Completion, Landlord warrants as free from all defects in design, materials and workmanship the heating, ventilation and air-conditioning systems installed by Landlord in the Premises and the electrical (but excluding, in any event, the Tenant Special Items (as defined in Section 9(e) of Exhibit "C")) and plumbing systems installed by Landlord and serving the Premises (collectively, the "WARRANTED ITEMS"), and Landlord shall (as Tenant's sole and exclusive remedy for a breach of such warranty) repair or replace, at Landlord's cost, any such defect in the Warranted Items provided that Tenant gives Landlord written notice of such defect prior to the expiration of such twelve (12) month period. Tenant acknowledges and agrees that, except to the extent specifically set forth in this Lease, Landlord has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guarantees of any kind or character whatsoever concerning or with respect to (a) the value, nature, quality or condition of the Premises; (b) the suitability of the Premises for any and all activities and uses which Tenant may conduct thereon; (c) the compliance of the Premises with any laws, rules, ordinances or regulations of any applicable governmental authority or body, including, without limitation, environmental laws (collectively, "LAWS"); (d) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Premises; (e) the manner or quality of the construction or materials incorporated into the Premises; (f) the manner, quality, state of repair or lack of repair of the Premises; or (g) any other matter with respect to the Premises. Tenant further acknowledges and agrees that, except to the extent specifically set forth in this Lease, the leasing of the Premises as provided for herein is made on an "AS-IS" condition and basis with all faults. Except for Landlord's obligations under Section 11.2, Section 11.3 and the Work Letter, Landlord shall have no liability or responsibility for any latent or patent defects in the Premises. Except for damages arising from Landlord's failure to perform its obligations under Section 11.2 or this Section 11.3 and the Work Letter, Tenant and anyone claiming by, through or under Tenant hereby fully and irrevocably releases Landlord from any and all claims that it may now have or hereafter acquire against Landlord (but not against any design professional or Landlord's contractors, subcontractors, manufacturers or suppliers) for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any construction defects, errors, omissions or other conditions, including, but not limited to, environmental matters, now or hereafter affecting the Premises. This release includes claims of which Tenant is presently unaware or which Tenant does not presently suspect to exist in its favor which, if known by Tenant, would materially affect Tenant's release of Landlord. Tenant specifically waives the provision of California Civil Code Section 1542, which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

11.4 LANDLORD'S CONTRIBUTION FOR CERTAIN EXPENDITURES. Notwithstanding anything above to the contrary, if any replacement obligation of Tenant under
Section 11.3 with respect to the Warranted Items would normally be capitalized under normal accounting practice and is in excess of Twenty-Five Thousand Dollars ($25,000.00), and if as a result of such expenditure the useful life of the Warranted Items (as such useful life is based on the estimated actual life pursuant to generally accepted accounting practices) will extend beyond the Term, then, subject to the requirements set forth in this Section 11.4, Landlord will reimburse Tenant for Landlord's prorata share thereof within thirty (30) days following the expiration or sooner termination of this Lease; provided, however, Landlord will have no such reimbursement obligation if this Lease terminates as a result of an Event of Default. Landlord's prorata share of such expenditure shall be a fraction, the numerator of which is the number of months remaining on the useful life of the Warranted Item after the expiration or sooner termination of this Lease, and the denominator of which is the total number of months of the useful life of the Warranted Item. As a condition precedent to Landlord's obligation to reimburse Tenant for a prorata share of any such expenditure, Tenant shall first obtain Landlord's prior written approval of the contractor, the plans and specifications, the amount of any such expenditure and the useful life resulting from such expenditure, which approval shall not be unreasonably withheld or delayed. Upon such approval, either party shall, at the other party's request, enter into an amendment of this Lease identifying the amount subject to reimbursement by Landlord.

11.5 TENANT'S RIGHT TO MAKE REPAIRS. If Tenant provides written notice to Landlord of an event or circumstance which requires the action of Landlord with respect to the Landlord's repair rights and obligations as described in Section
11.2 above, and Landlord fails to provide or commence to provide (and thereafter diligently proceeds with such efforts to completion), such action as required by the terms of this Lease within ten (10) days after receipt of such written notice (or such longer period of time as is reasonable under the circumstances or such shorter period of time as may be applicable in the event of an emergency), Tenant may proceed to take the required action upon delivery of an additional five (5) business days notice to Landlord (or within the applicable and appropriate time period based on an emergency) specifying that Tenant is taking such required action, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's costs and expenses in taking such action plus interest at the Interest Rate during the period from the date Tenant incurs such costs and expenses until such time as payment is made by Landlord. Tenant may utilize the services of any qualified contractor which normally and regularly performs similar work in other comparable buildings and building projects located in the Kearny Mesa area of San Diego, of similar age and quality of construction (hereinafter "COMPARABLE BUILDINGS"). Further, if Landlord does not deliver a detailed written objection to Tenant, within thirty
(30) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from the Monthly Rent payable by Tenant under this Lease, the amount set forth in such invoice together with interest at the Interest Rate; provided, however, that in no event shall Tenant be entitled to offset more than twenty percent (20%) of the Monthly Rent in any one (1) month during the Term of this Lease under this Section 11.5. If, however, Landlord in good faith delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease of that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Monthly Rent, but Tenant may commence arbitration proceedings against Landlord (under local Judicial Arbitration and Mediation Services ("JAMS") to collect the amount set forth in the subject invoice. Tenant shall comply with the other terms and conditions of this Lease if Tenant takes the required action, except that Tenant is not required to obtain Landlord's consent for such repairs.

12.      ALTERATIONS.

12.1     TENANT CHANGES; CONDITIONS.

(a) Tenant shall not make any alterations, additions, improvements or decorations to the Premises (collectively, "TENANT CHANGES," and individually, a "TENANT CHANGE") unless Tenant first obtains Landlord's prior written approval thereof, which approval Landlord shall not unreasonably withhold or delay. Notwithstanding the foregoing, Landlord's prior approval shall not be required for any Tenant Change which satisfies all of the following conditions (hereinafter a "PRE-APPROVED CHANGE"): (i) the costs of such Tenant Change does not exceed Fifty Thousand Dollars ($50,000.00) individually; (ii) Tenant delivers to Landlord final plans, specifications and working drawings for such Tenant Change at least ten (10) days prior to commencement of the work thereof (if working drawings are prepared in connection with the Tenant Change); (iii) Tenant and such Tenant Change otherwise satisfy all other conditions set forth in this Section 12.1; and (iv) the Tenant Change does not affect the structural, electrical, mechanical, life-safety or exterior elements of the Premises. Despite anything in this Article 12 to the contrary, the construction of the Buildings and the initial Tenant Improvements shall be governed by the Work Letter.

(b) After Landlord has approved the Tenant Changes and the plans, specifications and working drawings therefor (or is deemed to have approved the Pre-Approved Changes as set forth in Section 12.1(a) above), Tenant shall: (i) enter into an agreement for the performance of such Tenant Changes with licensed and bondable contractors and subcontractors selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld; and (ii) before proceeding with any Tenant Change, provide Landlord with at least five (5) days' prior written notice thereof. In addition, before proceeding with any Tenant Change, Tenant's contractors shall obtain, on behalf of Tenant and at Tenant's sole cost and expense all necessary governmental permits and approvals for the commencement and completion of such Tenant Change. Landlord's approval of any contractor(s) and subcontractor(s) of Tenant shall not release Tenant or any such contractor(s) and/or subcontractor(s) from any liability for any conduct or acts of such contractor(s) and/or subcontractor(s). Further, Landlord's approval of Tenant Changes and the plans therefor will create no liability or responsibility on Landlord's part concerning the completeness of same or their design sufficiency or compliance with laws.

(c) All Tenant Changes shall be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) lien-free and in a good and workmanlike manner; (iii) in compliance with all laws, rules and regulations of all governmental agencies and authorities including, without limitation, applicable building permit requirements and the provisions of Title III of the ADA; (iv) by licensed and/or bondable contractors and subcontractors approved by Landlord and (v) at such times, in such manner and subject to such non-discriminatory rules and regulations as Landlord may from time to time reasonably designate.

(d) Throughout the performance of the Tenant Changes, Tenant shall obtain, or cause its contractors to obtain, workers compensation insurance in compliance with the provisions of Section 20 of this Lease and "Builders All Risk" insurance in a commercially reasonable amount given the scope of the Tenant Change, covering the construction of such Tenant Change, it being understood by Tenant, that all such Tenant Changes shall be insured by Tenant pursuant to Section 20 upon the completion thereof.

(e) Landlord agrees that Landlord shall approve or disapprove for reasonable reasons, the plans and specifications and/or working drawings for any proposed Tenant Change within seven (7) business days after receipt of the same by Landlord and, if disapproved, Landlord shall return the plans and specifications and/or working drawings to Tenant together with a reasonably detailed statement of the basis for Landlord's disapproval thereof and Tenant shall direct Tenant's architect or space planner to make all necessary revisions to the same. If Landlord thereafter disapproves the plans and specifications and/or working drawings for the proposed Tenant Change as revised, Landlord, Tenant and Tenant's architect or space planner shall, within three (3) business days following receipt of notice of such disapproval, meet and revise the plans and specifications and/or working drawings to the reasonable satisfaction of Landlord and Tenant. This procedure shall be repeated until Landlord and Tenant ultimately approve the plans and specifications and/or working drawings for the proposed Tenant Change. Despite the foregoing, if Landlord fails to respond to any request by Tenant for approval of a Tenant Change within ten

         (10) business days of receipt of Tenant's request for such approval, Landlord's failure to respond within three (3) business days after receipt of a second notice after the expiration of the initial ten (10) business day period (which second notice shall reference this Section
         12.1 and shall state that Landlord's failure to respond shall be deemed Landlord's approval of the Tenant Change identified in such second notice), shall be deemed to be Landlord's approval with respect to the same.

12.2 REMOVAL OF TENANT CHANGES AND TENANT IMPROVEMENTS. All Tenant Changes and the initial Tenant Improvements in the Premises (whether installed or paid for by Landlord or Tenant), shall become the property of Landlord and shall remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant on or before the expiration of the Lease Term (or upon any sooner termination of this Lease) identify those Tenant Changes which Landlord shall require Tenant to remove at the end of the Term of this Lease. If Landlord requires Tenant to remove any such items as described above, Tenant shall, at its sole cost, remove the identified items on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, and provided Landlord has given Tenant at least ten (10) business days written notice prior to taking any action, shall pay to Landlord all of Landlord's actual and document costs of such removal and repair). Despite anything in this Lease to the contrary, under no circumstances will Tenant be required to remove any of the initial Tenant Improvements to the Premises.

12.3 REMOVAL OF PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including business and trade fixtures, furniture and movable partitions, phone systems and security systems) shall be, and remain, the property of Tenant, and shall be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant shall repair any damage caused by such removal.

12.4 TENANT'S FAILURE TO REMOVE. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, or any items of Tenant Changes identified by Landlord for removal pursuant to Section 12.2 above, then Landlord may, following an additional five (5) business days' prior written notice to Tenant (without liability to Tenant for loss thereof), at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items in accordance with applicable law; and/or (b) upon ten (10) days' prior notice to Tenant sell all or any such items at private or public sale for such price as Landlord may obtain as permitted under applicable law. Landlord shall apply the proceeds of any such sale to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

13. LIENS. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. Tenant shall, at Landlord's request, provide Landlord with enforceable, conditional and final lien releases (and other reasonable evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials with respect to the Premises. Landlord shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant shall, at its sole cost, promptly cause such lien to be released of record or bonded so that it no longer affects title to the Premises. If Tenant fails to cause such lien to be so released or bonded within twenty (20) days after filing thereof, Landlord may, following an additional ten (10) days prior written notice to Tenant, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such lien to be released by the posting of an appropriate bond to cause the lien to be released. Tenant shall pay to Landlord within thirty (30) days after receipt of invoice from Landlord, any sum paid by Landlord to obtain the bond required to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord. Notice is hereby given that Landlord shall not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises through or under Tenant, and that no mechanics' or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in the Premises.

14.      ASSIGNMENT AND SUBLETTING.

14.1 RESTRICTION ON TRANSFER. Tenant will not assign this Lease in whole or in part, nor sublet all or any part of the Premises (collectively and individually, a "TRANSFER"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold, condition or delay. In no event may Tenant encumber or hypothecate this Lease. The consent by Landlord to any assignment, encumbrance or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. Irrespective of any assignment or sublease, Tenant shall remain fully liable under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. Without limiting in any way Landlord's right to withhold its consent on any reasonable grounds, it is agreed that Landlord will not be acting unreasonably in refusing to consent to an assignment or sublease if, in Landlord's reasonable opinion, (i) the proposed assignee or sublessee does not have the financial capability to fulfill the obligations imposed by the assignment or sublease, or (ii) the proposed assignment or sublease involves a change in the Permitted Use of the

Premises. If Tenant is a corporation (other than a publicly held company whose stock is traded on a nationally recognized exchange), or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning and provisions of this Section 14.1. Landlord specifically acknowledges and agrees that Landlord shall not have the right to recapture any portion of the Premises which is the subject of a proposed Transfer by Tenant.

14.2 TRANSFER NOTICE. If Tenant desires to effect a Transfer for which Landlord's consent is required, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "TRANSFER Date"), Tenant agrees to give Landlord a notice (the "TRANSFER NOTICE"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "TRANSFEREE"), reasonable information concerning the ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require.

14.3 LANDLORD'S OPTIONS. Within ten (10) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will notify Tenant of its election to do one of the following: (i) consent to the proposed Transfer subject to such reasonable conditions as Landlord may impose in providing such consent; or (ii) refuse such consent, which refusal shall be on reasonable grounds which shall be set forth in a detailed written statement to Tenant.

14.4 ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation. Tenant agrees to pay to Landlord, as additional rent, on a monthly basis, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee or sublessee (other than an assignee or sublessee who is a Permitted Transferee) in excess of the Rent payable under this Lease for the same period and portion of the Premises. In calculating excess rent or other consideration which may be payable to Landlord under this Section 14.4, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees (including those attorneys' fees and costs required to be reimbursed to Landlord as provided below) and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting, including, without limitation, (i) the costs of any changes, alterations and improvements to the Premises in connection with the Transfer,
(ii) any space planning, architectural or design fees or expenses incurred in marketing such space or in connection with such Transfer, (iii) any improvement allowance or other monetary concessions provided to the Transferee, (iv) any lease takeover costs incurred by Tenant in connection with the Transfer, and (v) brokerage commissions and out-of-pocket costs of advertising the space which is the subject of the Transfer, if written evidence of such expenditures is provided to Landlord. For purposes of calculating any such excess rent, Tenant's transfer costs (as described above) shall be credited against the first amounts received by Tenant as a result of such Transfer. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee, and each sublease shall provide that if Landlord gives said sublessee written notice that Tenant is in default under this Lease beyond any applicable notice and cure period, said sublessee will thereafter make all payments due under the sublease directly to or as directed by Landlord, which payments will be credited against any payments due under this Lease. Tenant hereby irrevocably and unconditionally assigns to Landlord all rents and other sums payable under any sublease of the Premises; provided, however, that Landlord hereby grants Tenant a license to collect all such rents and other sums so long as Tenant is not in default under this Lease. Tenant shall, within ten (10) days after the execution and delivery of any assignment or sublease, deliver a copy thereof to Landlord. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, within thirty (30) days of Tenant's receipt of written demand from Landlord, Tenant agrees to pay Landlord a non-refundable administrative fee of Five Hundred Dollars ($500.00), plus Landlord's reasonable attorneys' fees and costs (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) and other costs incurred by Landlord in reviewing such proposed assignment or sublease, which fees and costs shall in no event exceed One Thousand Dollars ($1,000.00). Notwithstanding any contrary provision of this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent to a proposed Transfer or otherwise has breached its obligations under this Section 14, Tenant's and such Transferee's only remedy shall, unless it is determined by a court of competent jurisdiction that Landlord withheld its consent in bad faith, be to seek monetary damages, a declaratory judgment and/or injunctive relief, and Tenant, on behalf of itself and, to the extent permitted by law, such proposed Transferee waives, in any event, all other remedies against Landlord, including without limitation, the right to terminate this Lease.

14.5 PERMITTED TRANSFERS. Notwithstanding the provisions of this Section 14 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof (herein, a "PERMITTED TRANSFER"), without Landlord's consent, to any holding company, corporation, association or entity which is or becomes a parent, subsidiary or affiliate of Tenant or any entity that controls, is controlled by or is under common control with Tenant, or to any entity resulting from a merger , consolidation or reorganization of Tenant, or to any person or entity that acquires all (or substantially all) of the stock or assets of Tenant's business as a going concern (a "PERMITTED TRANSFEREE"), provided that: (a) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee as described in Section 14.2 above; (b) in the case of an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease pursuant to a commercially reasonable assumption agreement, a fully executed copy of which is delivered to Landlord within twenty
(20) days following the effective date of such assignment or subletting; (c) such Permitted Transferee has the financial capability to fulfill the obligations imposed by the assignment or sublease; (d) Tenant remains fully liable under this Lease; (e) the use of the Premises is permitted under this Lease; and (f) such transaction is not entered into as a subterfuge to avoid the restrictions and provisions of this Section 14. Landlord specifically acknowledges and agrees that as of the date of this Lease, Tenant is a publicly held company whose stock is traded on a nationally recognized exchange and that under no circumstances shall any transfer of such stock over such exchange be deemed a Transfer for purposes of this Lease.

15. ENTRY BY LANDLORD. Landlord and its employees and agents shall at all reasonable times and with reasonable advance written notice (which shall be at least 24 hours, except in the case of an "emergency", which for purposes of this Lease means situations in which there is an imminent threat to persons and/or property within the Buildings) to Tenant's designated representative who shall initially be Garry Smith, have the right to enter the Premises to inspect the same, to exhibit the Premises to prospective lenders or purchasers (or during the last nine (9) months of the Term, to prospective tenants), to post notices of non-responsibility, to alter, improve or repair the Premises as contemplated by this Lease and/or to otherwise exercise its rights and remedies under this Lease, all without being deemed guilty of or liable for any breach of Landlord's covenant of quiet enjoyment or any eviction of Tenant, and without abatement of rent. In exercising such entry rights, Landlord shall endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and shall provide Tenant with reasonable advance written notice of such entry (except in emergency situations and for providing regularly scheduled services, if any). Landlord shall have the means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means in an emergency or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of Rent and Landlord shall not have any liability to Tenant for any damages or losses on account of any such entry by Landlord except, subject to the provisions of Sections 21.1 and 23, to the extent of Landlord's gross negligence or willful misconduct. In the event Landlord is required to enter the Premises in an emergency situation, Landlord shall provide Tenant with notice of such entry as soon as reasonably practicable thereafter.

16. UTILITIES AND SERVICES. Except for Landlord's obligations set forth in the Work Letter, Tenant shall be solely responsible for obtaining and shall promptly pay all charges for heat, air conditioning, water, gas, electricity or any other utility used, consumed or provided in, furnished to or attributable to the Premises directly to the supplying utility companies following the Early Occupancy Date, together with all deposits and hook-up and connection charges for such utilities. In no event shall Rent abate or shall Landlord be liable for any interruption or failure in the supply of any such utility services to Tenant. Landlord will be solely responsible for the payment of all water capacity charges, meter setting fees, tap in fees and all other similar charges which may be imposed by the any governmental authority or utility provider in connection with the initial provision of such utilities to the Premises.

17.      INDEMNIFICATION AND EXCULPATION.

17.1 TENANT'S ASSUMPTION OF RISK AND WAIVER. Except to the extent such matter is not covered by the insurance required to be maintained by Tenant under this Lease and such matter is attributable to the gross negligence or willful misconduct of Landlord or Landlord's agent(s), Landlord shall not be liable to Tenant, Tenant's employees, agents or invitees for: (i) any damage to property of Tenant, or of others, located in, on or about the Premises, (ii) the loss of or damage to any property of Tenant or of others by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or leaks from any part of the Premises or from the pipes, appliance of plumbing works or from the roof, street or subsurface or from any other places or by dampness or by any other cause of whatsoever nature, or (iv) any such damage caused by other persons in the Premises, occupants of adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work. All property of Tenant kept or stored on the Premises shall be so kept or stored at the sole risk of Tenant and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused by the negligence or willful misconduct of Landlord or Landlord's agent(s) (in which case Landlord's liability (if any) shall be limited to the extent such matter is not covered by insurance maintained by Tenant or required to be maintained by Tenant hereunder). Landlord or its agents shall not be liable for interference with the light or other intangible rights. Nothing contained in this Section 17.1 however, shall operate to relieve Landlord of the consequences of its own negligence, willful misconduct or criminal acts, or the willful misconduct or criminal acts of its authorized agents, employees or contractors; subject however, to the express limitations and restrictions on Landlord's liability contained elsewhere in this Lease and provided that Landlord's liability, if any, shall be limited to the extent such consequences are not covered by insurance maintained by Tenant or required to be maintained by Tenant hereunder.

17.2 INDEMNIFICATION BY TENANT. Tenant shall be liable for, and shall indemnify, defend, protect and hold Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") harmless from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities and expenses, including attorneys' fees and court costs (collectively, "INDEMNIFIED CLAIMS"), arising or resulting from (a) any occurrence at the Premises following the Early Occupancy Date, unless caused by the gross negligence or willful misconduct of Landlord or its agents, employees or contractors, (b) any act or omission of Tenant or any of Tenant's Parties; (c) the use of the Premises and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises; and/or (d) any third party claim arising out of the default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval shall not be unreasonably withheld.

17.3 LANDLORD'S INDEMNIFICATION OF TENANT. Landlord shall indemnify, defend, protect, and hold harmless Tenant and the Tenant Parties from any Indemnified Claims incurred in connection with or arising from (a) any cause in or about the Project (including the parking areas), during the Term (to the extent covered by Landlord's insurance policies carried pursuant to the terms of this Lease), or
(b) any negligent acts or omissions or willful misconduct of any of the Landlord Parties in, on, or about the Buildings (except and to the extent the same is covered by insurance required to be carried by Tenant pursuant to this Lease) or the Project, either prior to, during, or after the expiration of the Term, provided that, except as set forth above, the terms of the foregoing indemnity shall not apply to the extent such Claims arise from the negligence or willful misconduct of the Tenant Parties in connection with the Tenant Parties' activities in, on, or about the Buildings or the Project.

17.4 WAIVER OF CONSEQUENTIAL DAMAGES. Notwithstanding any contrary provision of this Lease, neither Landlord nor Tenant shall be liable to the other party for any consequential damages for a breach or default under this Lease, provided that this sentence shall not be applicable to any consequential damages which may be incurred by the Landlord Parties relating to or in connection with any holdover by Tenant following the expiration of the Term, subject to and in accordance with the provisions of Section 9 of this Lease.

17.5 SURVIVAL; NO RELEASE OF INSURERS. The indemnification obligations under Sections 17.2 and 17.3, shall survive the expiration or earlier termination of this Lease. The covenants, agreements and indemnification in this Section 17 above, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this Lease.

18.      DAMAGE OR DESTRUCTION.

18.1 OBLIGATION TO RESTORE. Except as specifically provided in Section 18.2 below, in case of damage to or destruction of the Premises, whether or not by a risk required to be covered by insurance as set forth in Section 20 of this Lease, this Lease shall not terminate and Tenant shall promptly restore, rebuild, replace or repair (hereinafter referred to as "RESTORE" or "RESTORATION") the Premises to substantially the same condition as existed immediately prior to such damage or destruction, subject, in any event, to Tenant's receipt of all applicable insurance proceeds (to the extent Landlord has exercised the Insurance Option) pertaining to the insurance maintained by Landlord hereunder or required to be maintained by Landlord hereunder (if Landlord exercised the Insurance Option). Such Restoration shall be commenced promptly but in no event later than the later of (i) ninety (90) days after the casualty in the event of an uninsured casualty; or (ii) thirty (30) days following Tenant's receipt of applicable insurance proceeds if the casualty is one which is required to be covered by insurance carried by Tenant or Landlord pursuant to this Lease and shall be prosecuted with due diligence, subject to Tenant's receipt of all governmental approvals required to proceed with the restoration (which Tenant shall use diligent efforts to obtain) and subject to Force Majeure.

18.2 TENANT'S TERMINATION OPTION. Notwithstanding the foregoing, however, in the case of damage to or destruction of the Premises that Tenant's architect and/or contractor reasonably determines will render the Premises inaccessible or unusable for purposes of conducting Tenant's business for a period of fifteen
(15) months or more, Tenant may elect to terminate this Lease by giving Landlord written notice of such election within ninety (90) days following the casualty, in which event Tenant shall have no obligation to Restore the Premises. In addition to the foregoing, in the case of damage to or destruction of the Premises during the last twelve (12) months of the Term (or the Option Term) that in the reasonable opinion of Tenant's architect or contractor will render the Premises inaccessible or unusable for purposes of conducting Tenant's business for a period of ninety (90) days or more, Tenant may elect to terminate this Lease by giving Landlord written notice of such election within thirty (30) days following the casualty, in which event Tenant shall have no obligation to Restore the Premises. In the event of any termination of this Lease as provided herein and in the event the casualty is covered by insurance required to be carried by Tenant under this Lease, Tenant shall, subject to Tenant's receipt of the applicable insurance proceeds for such purpose, at its cost, clear the Premises of debris and return the same to a safe and clean condition, and deliver any insurance proceeds to Landlord in accordance with Section 18.5 below. If Tenant elects to terminate this Lease in accordance with this paragraph, this Lease shall terminate thirty (30) days following the date Landlord receives Tenant's written notice of such election (the "TERMINATION DATE") upon the payment by Tenant of all Rent and all other sums then due and payable under this Lease to and including the Termination Date. Said termination shall not release Tenant from the obligations and liabilities of Tenant under this Lease, actual or contingent, which have accrued on or prior to the Termination Date. Further notwithstanding the foregoing, if Landlord has elected to maintain the Special Form (fka All Risk) insurance pursuant to Section 20.4, then in the case of damage of the type covered by such Special Form (fka All Risk) insurance, Tenant's obligation to Restore shall be subject to Tenant's receipt of funds sufficient to perform such Restoration (excluding Tenant's personal property, furniture and equipment), less the amount of any deductible, which amount Tenant shall be responsible for).

18.3 RECONSTRUCTION AND REPAIR REQUIREMENTS. Tenant shall obtain Landlord's prior approval of all plans for Restoration work performed by Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to respond to any written request for such approval from Tenant within ten
(10) days after Tenant's second request (Tenant's original request to be deemed the first notice), Tenant's request for approval of the Restoration plans shall be deemed approved.

18.4 NO RENT ABATEMENT DURING RECONSTRUCTION. There shall be no Rent abatement during Restoration of the Premises or during that period after any casualty and prior to commencement of Restoration.

Notwithstanding the foregoing, in the event Landlord elects to maintain rental loss insurance pursuant to Section 20.4, then the following shall apply: In the event that as a result of any casualty damage to the Premises, Tenant is prevented from using, and does not use, the Premises or does not use some portion thereof, then the Rent shall be abated or reduced, as the case may be, during the period that Tenant continues to be so prevented from using and does not use the Premises or does not use some portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises; provided, however, Tenant shall only be entitled to such abatement so long as Tenant is complying with its Restoration obligations under
Section 18.1 and in no event may such abatement continue beyond the later to occur of (i) twelve (12) months following the casualty or (ii) the expiration date of coverage under Landlord's rental loss insurance policy. Notwithstanding the foregoing to the contrary, if the damage is due to the willful or intentional misconduct of Tenant or any Tenant Parties, there shall be no abatement of Rent unless such abatement (i) is covered by the rental loss insurance maintained by Landlord or (ii) would have been covered by the rental insurance loss insurance required to be maintained under Section 20.4 in the event Landlord has failed to maintain such insurance.

18.5 ADJUSTMENT OF LOSS AND DISBURSEMENT OF INSURANCE PROCEEDS UPON RESTORATION. Except for Restoration that is reasonably expected to cost less than One Hundred Thousand Dollars ($100,000), Landlord shall have the right to participate with Tenant in the adjustment of the loss with the insurance company(ies) and all proceeds of the insurance policies maintained pursuant to
Section 20.1(a) ("PROCEEDS") shall be deposited with a depository acceptable to Landlord and Tenant (the "DEPOSITORY"). If the Proceeds are insufficient to cover the anticipated cost of Restoration, Tenant shall deposit with the Depository prior to the commencement of Restoration funds in the amount of such deficiency. The Depository shall disburse the Proceeds and Tenant's funds, if applicable, during the course of Restoration in accordance with customary construction disbursements, including a ten percent (10%) retention. If, after the Restoration has been completed in accordance with the terms of this Lease, there are remaining funds held by the Depository, then such funds (after first deducting from such funds the fees and expenses of the Depository) shall be delivered to Tenant. If there are not sufficient funds remaining to pay for the Depository's fees and expenses, Landlord and Tenant shall be equally responsible for the payment of same.

18.6 DISBURSEMENT OF INSURANCE PROCEEDS UPON TERMINATION. Upon any termination of this Lease under the provisions of this Article 18, all proceeds from insurance policies maintained under Section 20 (other than proceeds attributable to Tenant's personal property and Tenant Changes paid for by Tenant that Landlord previously informed Tenant would have to be removed upon the expiration or earlier termination of this Lease) shall be disbursed and paid to Landlord, less such amounts that are used by Tenant in clearing any debris from the Premises and returning the Premises to a safe and clean condition as required by Section 18.1 above.

18.7 WAIVER OF TERMINATION. The agreements contained in this Article 18 provide a material part of the consideration for this Lease and in bargaining for and obtaining its rights under this Article 18, Landlord and Tenant waive any right to terminate this Lease under Section 1932 and/or 1933 of the Civil Code of California, or any similar statute or law now or hereafter in force.

19.      EMINENT DOMAIN.

19.1 TOTAL OR PARTIAL TAKING. In case all of the Premises, or such part thereof as shall materially and substantially interfere with Tenant's ability to conduct its business upon the Premises, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant; provided, however, in the event of such a taking, Tenant shall be entitled to such portion of the award as shall be attributable to goodwill and for damage to, or the cost of removal of, Tenant's personal property, Tenant's relocation expenses and any other damage to Tenant's business by reason of such taking. In the event this Lease is not terminated following a taking, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall restore the Premises to substantially their same condition prior to such partial taking to the extent of any award proceeds received by Landlord, and a fair and equitable abatement shall be made to Tenant for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. If the award proceeds from the taking are insufficient to restore the Premises as required by the preceding sentence and Landlord does not provide its own funds to so restore the Premises, and if as a result thereof Tenant's ability to use the Premises as contemplated by this Lease is materially and substantially impaired, then Tenant may elect to terminate this Lease by giving Landlord written notice thereof; provided, however, Landlord may rescind such termination by giving Tenant written notice within ten (10) business days following Landlord's receipt of such termination notice from Tenant that Landlord will provide the necessary funds to so restore the Premises.

19.2 TAKING OF PARKING AREA. In the event there shall be a taking of the parking areas such that Landlord can no longer provide Tenant with parking sufficient to comply with the provisions of this Lease, Tenant may, at its sole option, elect to terminate this Lease by written notice to Landlord; provided however, Tenant shall not be entitled to terminate this Lease as provided herein so long as commercially reasonable substitute parking is made available for use by Tenant (at no additional charge to Tenant) within the Project, in other substitute parking facilities within a reasonable walking distance from the Buildings and/or otherwise in any other area in the Kearny Mesa area of San Diego so long as Landlord provides shuttle service to the Buildings (to the extent reasonably necessary), not later than ninety (90) days from the date of the taking.

19.3 TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and Rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Lease Term. For purposes of this
Section 19.2, a temporary taking shall be defined as a taking for a period of one (1) year or less.

19.4 WAIVER OF TERMINATION. Tenant and Landlord waive any right to terminate this Lease under Section 1265.130 of the California Code of Civil Procedure, or any similar statute or law now or hereafter in force.

20.      TENANT'S INSURANCE.

20.1 TYPES OF INSURANCE. On or before the earlier of the Early Occupancy Date or the date Tenant commences or causes to be commenced any work of any type in or on any portion of the Premises, and continuing thereafter until the expiration of the Term, Tenant shall obtain and keep in full force and effect respecting the Premises, the following insurance:

(a) Subject to Section 20.4, Special Form (fka All Risk) insurance (with commercially reasonable deductibles, taking into consideration the financial capacity, credit rating and capitalization of Tenant), including fire and extended coverage, sprinkler leakage (including earthquake sprinkler leakage), vandalism, malicious mischief, earthquake and flood coverage upon property of every description and kind located on the Premises, including, without limitation, furniture, equipment and any other personal property, any Tenant Changes, the Improvements, the Tenant Improvements, and the Buildings in an amount not less then the full replacement cost thereof; provided, however, that notwithstanding anything above to the contrary, the earthquake and flood coverage described above shall not be required for Tenant's furniture, equipment and personal property.

(b) Commercial general liability insurance coverage, on an occurrence basis, including personal injury, bodily injury (including wrongful death), broad form property damage, operations hazard, owner's protective coverage, contractual liability (including Tenant's indemnification obligations under this Lease, including Section 17 hereof), host liquor liability (if Tenant serves or stores alcohol on the Premises), products and completed operations liability, which commercial general liability insurance shall be for a general aggregate of not less than One Million Dollars ($1,000,000.00) per occurrence with "umbrella" or excess liability coverage of not less than Five Million Dollars ($5,000,000). The limits such commercial general liability insurance shall be increased every five (5) years during the Term of this Lease to an amount reasonably required by Landlord but in no event shall the limits of such insurance be increased to an amount which is greater than that required of tenants of Comparable Buildings in the Kearny Mesa area of San Diego, taking into account the size of the Premises and the financial strength of Tenant.

(c) Worker's compensation and employer's liability insurance, in statutory amounts and limits, covering all persons employed by Tenant in connection with any work done in, on or about the Premises for which claims for death or bodily injury could be asserted against Landlord, Tenant or the Premises.

(d) Loss of income, extra expense and business interruption insurance covering a minimum of twelve (12) months of Tenant's Rent and such additional amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or Tenant's parking areas as a result of such perils.

(e) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time, in form, amounts and for insurance risks against which a prudent tenant would protect itself, but only to the extent such risks and amounts are available in the insurance market at commercially reasonable costs and are typically required of tenants of Comparable Buildings in the Kearny Mesa area of San Diego taking into account the size of the Premises and the financial strength of Tenant. Despite the foregoing, Tenant shall not be required to carry earthquake insurance on the Buildings but Tenant shall promptly reimburse Landlord, as additional rent, all actual and documented costs of earthquake insurance that may be carried by Landlord on the Buildings.

20.2 REQUIREMENTS. Each policy required to be obtained by Tenant hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Premises is located and rated not less than financial class VII, and not less than policyholder rating A- in the most recent version of Best's Key Rating Guide (provided that, in any event, the same insurance company shall provide the coverages described in Sections 20.1(a) and 20.1(d) above); (b) be in form reasonably satisfactory from time to time to Landlord; (c) name Tenant as named insured thereunder and shall name Landlord and, at Landlord's request, such other persons or entities of which Tenant has been informed in writing, as additional insureds (with respect to the insurance described in Section 20.1(a) above, as loss-payees) thereunder, all as their respective interests may appear;
(d) not have a deductible amount exceeding Fifty Thousand Dollars ($50,000.00), which deductible amount shall be deemed self-insured with a full waiver of subrogation; (e) specifically provide that the insurance afforded by such policy for the benefit of the additional insureds shall be primary, and any insurance carried by the additional insureds shall be excess and non-contributing; (f) contain an endorsement that the insurer waives its right to subrogation as described in Section 21 below; (g) require the insurer to notify the additional insureds in writing not less than thirty (30) days prior to any reduction in coverage, cancellation or other termination thereof; (h) contain a cross liability or severability of interest endorsement; and (i) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or omission of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or a part of such insurance payment Tenant agrees to deliver to Landlord, as soon as practicable after the placing of the required insurance, but in no event later than the date Tenant enters all or any part of the Premises, certificates from the insurance company evidencing the existence of such insurance and Tenant's compliance with the foregoing provisions of this
Section 20). Tenant shall cause replacement certificates to be delivered to Landlord prior to the expiration of any such policy or policies. If any such initial or replacement certificates are not furnished within the time(s) specified herein, Tenant shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in
Section 22.1 below, and Landlord shall have the right, but not the obligation, following at least an additional five (5) business days' notice to Tenant, to procure such policies and certificates at Tenant's expense. Despite any provision to the contrary in this Section 20, Tenant's obligation to carry the specified insurance may be brought within the coverage of a so-called blanket policy or policies of property insurance carried and maintained by Tenant; provided, however, that the coverage afforded Landlord, and Landlord's mortgagees (if any) will not be reduced or diminished by reason of the use of such blanket policy of insurance.

20.3 EFFECT ON INSURANCE. Tenant shall not do or permit to be done anything which will violate or invalidate any insurance policy maintained by Tenant hereunder. If Landlord becomes the insuring party under this Lease and if Tenant's occupancy or conduct of its business in or on the Premises results in any increase in premiums for any insurance carried by Landlord, and Landlord or its insurer can reasonably substantiate the nature of Tenant's activities which are causing the increase in such premiums, Tenant shall pay such increase as additional rent within ten (10) days after being billed therefor by Landlord. If any insurance coverage carried by Landlord shall be cancelled or reduced (or cancellation or reduction thereof shall be threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within thirty (30) days after notice thereof (or commence such cure within such thirty (30) day period if such matter is not capable of being fully cured within thirty (30)
days), Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's cost.

20.4 LANDLORD'S OPTION TO INSURE. Landlord shall have the option (the "INSURANCE OPTION") from time to time to maintain the Special Form (fka All
Risk) insurance referred to in Section 20.1(a) above covering the property described therein (other than Tenant's personal property, furniture and equipment, which Tenant shall continue to insure) and/or rental loss insurance covering Tenant's rental obligations hereunder for a period of at least twelve
(12) months by giving Tenant written notice thereof. If Landlord elects to maintain such insurance, Tenant shall have no obligation to maintain such insurance on the property covered thereby until Landlord elects not to maintain such insurance by giving Tenant at least sixty (60) days' prior written notice thereof. Tenant shall reimburse Landlord, as additional rent, the cost of such insurance within thirty (30) days following receipt of an invoice therefor; provided, however, that with respect to any earthquake insurance deductible applicable to the Premises, the cost of such deductible amount shall be amortized by Landlord over the useful life of the improvement that is required to be restored (and Tenant shall pay to Landlord such amortized amount on a monthly basis together with

Tenant's payment of Monthly Rent hereunder). As of the date hereof, Landlord and Tenant acknowledge and agree that Landlord has exercised the Insurance Option; provided, however, that Landlord shall have the right, from time to time, to elect, in Landlord's sole and absolute discretion, to rescind the exercise of such Insurance Option upon at least sixty (60) days prior written notice to Tenant.

21.      WAIVER OF SUBROGATION.

21.1 WAIVER. Landlord and Tenant hereby waive their rights against each other with respect to any claims or damages or losses which are caused by or result from (a) occurrences insured against under any insurance policy carried by Tenant pursuant to the provisions of this Lease, or (b) occurrences which would have been covered under any insurance required to be obtained and maintained by Landlord or Tenant under Section 20 of this Lease had such insurance been obtained and maintained as required therein. The foregoing waiver shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

21.2 WAIVER OF INSURERS. Landlord and Tenant shall each cause each insurance policy required to be obtained by it pursuant to Section 20 to provide that the insurer waives all rights of recovery by way of subrogation against the other party in connection with any claims, losses and damages covered by such policy. If either Landlord or Tenant fails to maintain the insurance required hereunder, such risks shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

22.      TENANT'S DEFAULT AND LANDLORD'S REMEDIES.

22.1 TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default under this Lease by Tenant:

(a) the failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, within five (5) business days of written notice from Landlord that such payment was not received;

(b) the failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Sections 22.1(a) or (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it may be cured but more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion;

(c) (i) the making by Tenant or any guarantor hereof of any general assignment for the benefit of creditors, (ii) the filing by or against Tenant or any guarantor hereof of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or any guarantor hereof, the same is dismissed within sixty (60)
         days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or of substantially all of any guarantor's assets, where possession is not restored to Tenant within sixty (60) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of substantially all of any guarantor's assets or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days;

(d) Tenant or any guarantor hereof shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution;

(e) the failure of Tenant to renew the Letter of Credit when and as required hereunder; or

(f) The insolvency of the bank issuing the Letter of Credit and/or the failure of such bank to have at least a "C" issuer rating under the Thomson Financial Bank Watch or an equivalent rating service reasonably selected by Landlord, unless Tenant, within thirty (30) days of receipt of Landlord's written notice, has not replaced such bank with a bank which qualifies under this Section 22.1(f) and is otherwise reasonably acceptable to Landlord.

Any notice given under this Section 22.1 shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure,
Section 1161.

22.2 LANDLORD'S REMEDIES; TERMINATION. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

(a) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

(b) the worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

(d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, but not limited to: unamortized Tenant Improvement costs; reasonable attorneys' fees; unamortized brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Tenant Changes, Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove.

As used in Sections 22.2(a) and 22.2(b) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate set forth in Section 1.10 of the Summary. As used in Section 22.2(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

22.3 LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right as permitted by applicable law, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to Section 12.4 of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 22.3, and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

22.4 LANDLORD'S REMEDIES; CONTINUATION OF LEASE. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Section 22.4, then Landlord shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Section 22.4 or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

22.5 LANDLORD'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement or offset of rent. Except as specifically provided otherwise in this Lease, if Tenant shall fail to pay any sum of money (other than Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for ten (10) days with respect to monetary obligations (or thirty (30) days with respect to non-monetary obligations) after Tenant's receipt of written notice thereof from Landlord (except that no notice will be required in the event of an emergency), Landlord may, following an additional five (5) days written notice to Tenant, without waiving or releasing Tenant from any of Tenant's obligations, make such payment or perform such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs incurred by Landlord in performing such other acts shall be payable by Tenant to Landlord within ten (ten) days after demand therefor as additional rent.

22.6 INTEREST. Except as specifically provided otherwise in this Lease, if any amount payable by Landlord or Tenant hereunder is not received by the party entitled to such payment within thirty (30) days of the date when due, it shall bear interest at the Interest Rate set forth in Section 1.10 of the Summary from the date due until paid. All interest, and any late charges imposed upon Tenant pursuant to Section 22.7 below, shall be considered additional rent due from Tenant to Landlord under the terms of this Lease.

22.7 LATE CHARGES. Tenant acknowledges that, in addition to interest costs, the late payments by Tenant to Landlord of any Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such other costs include, without limitation, processing, administrative and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage, deed of trust or related loan documents encumbering the Premises. Accordingly, if any installment of Rent or any other amount payable by Tenant hereunder is not received by Landlord by the due date thereof, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue amount as a late charge, but in no event more than the maximum late charge allowed by law. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment as hereinabove referred to by Tenant, and the payment of late charges and interest are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of a late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or at law or in equity now or hereafter in effect.

22.8     Intentionally Omitted.

22.9 RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord and Tenant contained in this Section 22 or in Section 23 below and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord or Tenant, as applicable, shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Section 22 or in Section 23 shall be deemed to limit or otherwise affect the indemnification obligations of Landlord and Tenant pursuant to any provision of this Lease.

22.10 WAIVER OF REDEMPTION. Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have under any present or future law to redeem any of the Premises or to have a continuance of this Lease after termination of this Lease or of Tenant's right of occupancy or possession pursuant to any court order or any provision hereof, and (ii) the benefits of any present or future law which exempts property from liability for debt or for distress for rent.

22.11 COSTS UPON DEFAULT AND LITIGATION. Tenant shall pay to Landlord and its mortgagees as additional rent all the expenses incurred by Landlord or its mortgagees in connection with any default by Tenant hereunder or the exercise of any remedy by reason of any default by Tenant hereunder, including reasonable attorneys' fees and expenses. If Landlord or its mortgagees shall be made a party to any litigation commenced against Tenant or any litigation pertaining to this Lease or the Premises, at the option of Landlord and/or its mortgagees, Tenant, at its expense, shall provide Landlord and/or its mortgagees with counsel approved by Landlord and/or its mortgagees and shall pay all costs incurred or paid by Landlord and/or its mortgagees in connection with such litigation.

23. LANDLORD'S DEFAULT. Landlord shall be in default in the performance of any obligation required to be performed by Landlord under this Lease if (i) Landlord is obligated to make a payment of money to Tenant and Landlord fails to make such payment within ten (10) days of written notice from Tenant that the same was not paid when due, or (ii) such obligation is other than the payment of money and Landlord has failed to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such uncured default by Landlord, Tenant may exercise any of its rights provided in law or at equity; provided, however: (a) Tenant shall have no right to offset or abate Rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; (b) Tenant's rights and remedies hereunder shall be limited to the extent (i) Tenant has expressly waived in this Lease any of such rights or remedies, and/or (ii) this Lease otherwise expressly limits Tenant's rights or remedies, including the limitation on Landlord's liability contained in Section 30 hereof; and (c) in no event shall Landlord be liable for consequential damages or loss of business profits.

24. SUBORDINATION. At the request of Landlord or any mortgagee of a mortgage or a beneficiary of a deed of trust now or hereafter encumbering all or any portion of the Premises, or any lessor of any ground or master lease now or hereafter affecting all or any portion of the Premises, this Lease shall be subject and subordinate at all times to such ground or master leases (and such extensions and modifications thereof), and to the lien of such mortgages and deeds of trust (as well as to any advances made thereunder and to all renewals, replacements, modifications and extensions thereof); provided, however, no subordination of this Lease to a future ground or master lease or mortgage or deed of trust shall result in Tenant being disturbed in its possession of the Premises or in the enjoyment of its rights under this Lease so long as Tenant is not in default beyond any applicable notice and cure period with respect to its obligations hereunder, and any commercially reasonable subordination agreement which Landlord, any mortgagee, beneficiary or lessor requests Tenant to execute to effect or confirm such subordination shall so provide. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or master leases or the lien of any or all mortgages or deeds of trust to this Lease. In the event that any ground or master lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant shall attorn to and become the tenant of such successor. Subject to Tenant's receipt of a commercially reasonable non-disturbance agreement, Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Subject to the foregoing, Tenant covenants and agrees to execute and deliver to Landlord within ten (10) business days after receipt of written demand by Landlord and in the form reasonably required by Landlord, any additional commercially reasonable documents evidencing the priority or subordination of this Lease with respect to any such ground or master lease or the lien of any such mortgage or deed of trust or Tenant's agreement to attorn. Notwithstanding anything above to the contrary, in the event that, as of the date hereof, there exist any lessor, mortgage holder or deed of trust beneficiary of Landlord's interest in the Premises then Landlord shall deliver to Tenant, prior to the Commencement Date, a subordination, non-disturbance and attornment agreement in a commercially reasonable form required by such existing ground lessor, mortgage holder or deed of trust beneficiary of Landlord's interest in the Premises ("NON-DISTURBANCE AGREEMENT"), which Non-Disturbance Agreement Tenant shall execute and deliver to Landlord within ten (10) business days after Tenant's receipt thereof. Within ninety (90) days after Landlord's receipt of the Non-Disturbance Agreement (executed by Tenant), Landlord shall cause the Non-Disturbance Agreement to be executed by such ground lessors, mortgage holders and deed of trust beneficiaries in existence as of the date hereof. Such Non-Disturbance Agreement shall include the obligation of any current or future holder of a superior interest to recognize Tenant's rights specifically set forth in this Lease.

25.      ESTOPPEL CERTIFICATE.

25.1 TENANT'S OBLIGATIONS. Within ten (10) business days following Landlord's written request, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form substantially similar to the form of EXHIBIT "F" attached hereto, certifying: (a) the Commencement Date of this Lease; (b) that this Lease is unmodified and in full force and effect (or, if modified, that this Lease is in full force and effect as modified, and stating the date and nature of such modifications); (c) the date to which the Rent and other sums payable under this Lease have been paid; (d) that there are not, to the best of Tenant's knowledge, any defaults under this Lease by either Landlord or Tenant, except as specified in such certificate; and (e) such other matters as are set forth in EXHIBIT "F" or are reasonably requested by Landlord. Any such estoppel certificate delivered pursuant to this Section 25.1 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Premises, as well as their assignees. Landlord hereby agrees to provide to Tenant, within ten (10) business days of Tenant's written request, an estoppel certificate signed by Landlord, containing the same types of information as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted to Tenant by Landlord, rather than being granted by Tenant to Landlord or to a lender.

25.2 TENANT'S FAILURE TO DELIVER. Failure of Landlord or Tenant to deliver such estoppel certificate within such time shall constitute a default hereunder without the applicability of notice and cure periods specified above and shall be conclusive upon the other party that: (a) this Lease is in full force and effect without modification, except as may be represented by Landlord or Tenant, as applicable; (b) there are no uncured defaults in Landlord's or Tenant's performance (other than the failure to deliver the estoppel certificate); and
(c) not more than one (1) month's Rent has been paid in advance.

26.      MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS.

26.1 MODIFICATIONS. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Premises, the lender or ground lessor shall request modifications to this Lease, Tenant shall, within ten (10) business days after request therefor, execute an amendment to this Lease including such modifications, provided such modifications are reasonable,
(i) do not increase the obligations of Tenant hereunder, (ii) do not modify the Term or the Permitted Use of the Premises, or (iii) otherwise adversely affect the leasehold estate created hereby or Tenant's rights hereunder.

26.2 CURE RIGHTS. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee covering the Premises or ground lessor of Landlord whose address shall have been furnished to Tenant.

27. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that, upon Tenant performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease (including payment of rent hereunder), Tenant shall and may peaceably and quietly have, hold and enjoy the Premises, in accordance with and subject to the terms and conditions of this Lease, as against all persons claiming by, through or under Landlord.

28. TRANSFER OF LANDLORD'S INTEREST. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Premises. In the event of any transfer or conveyance of any such title or interest (other than a transfer for security purposes only), the transferor shall be automatically relieved of all covenants and obligations on the part of Landlord contained in this Lease accruing after the date of such transfer or conveyance, provided that the transferee of Landlord's interest has expressly agreed to assume, in writing, the performance of all of the covenants and obligations of Landlord under this Lease following the date of such transfer. Landlord and Landlord's transferees and assignees shall have the absolute right to transfer all or any portion of their respective title and interest in the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

29. LIMITATION ON LANDLORD'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Project, including the rents, issues and profits of Landlord therefrom and no other assets of Landlord.

30.      MISCELLANEOUS.

30.1 GOVERNING LAW. This Lease shall be governed by, and construed pursuant to, the laws of the state in which the Premises are located.

30.2 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 28 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives and permitted successors and assigns; provided, however, no rights shall inure to the benefit of any Transferee of Tenant unless the Transfer to such Transferee is made in compliance with the provisions of Section 14.

30.3 NO MERGER. The voluntary or other surrender of this Lease by Tenant or a mutual termination thereof shall not work as a merger and shall, at the option of Landlord, either (a) terminate all or any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

30.4 PROFESSIONAL FEES. If either Landlord or Tenant should bring suit or arbitration against the other with respect to this Lease, including for unlawful detainer or any other relief against the other hereunder, then all costs and expenses incurred by the prevailing party therein (including, without limitation, its actual appraisers', accountants', attorneys' and other professional fees, expenses and court costs), shall be paid by the other party.

30.5 WAIVER. The waiver by either party of any breach by the other party of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant and condition herein contained, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of any party to insist upon the performance by the other in strict accordance with said terms. No waiver of any default of either party hereunder shall be implied from any acceptance by Landlord or delivery by Tenant (as the case may be) of any Rent or other payments due hereunder or any omission by the non-defaulting party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

30.6 TERMS AND HEADINGS; INTERPRETATION. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. Any deletion of language from this Lease prior to its execution by Landlord and Tenant shall not be construed to raise any presumption, canon of construction or implication, including, without limitation, any implication that the parties intended thereby to state the converse of the deleted language.

30.7 TIME. Time is of the essence with respect to performance of every provision of this Lease in which time or performance is a factor. All references in this Lease to "days" shall mean calendar days unless specifically modified herein to be "business" days.

30.8 PRIOR AGREEMENTS; AMENDMENTS. This Lease, including the Summary and all Exhibits attached hereto contains all of the covenants, provisions, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and any other matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to the Premises or any such other matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not expressly incorporated herein.

30.9 SEPARABILITY. The invalidity or unenforceability of any provision of this Lease (except for Tenant's obligation to pay Rent) shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain valid and in full force and effect to the fullest extent permitted by law.

30.10 RECORDING. Neither Landlord nor Tenant shall record this Lease. Concurrently with the execution of this Lease , Landlord and Tenant shall each execute a memorandum of lease ("MEMORANDUM") which shall be in the form of Exhibit "H" attached hereto, provided that prior to recordation Tenant also executes and delivers to Landlord, in recordable form, a properly acknowledged quitclaim deed or other instrument extinguishing all of the Tenant's rights and interest in and to the Premises, and designating Landlord as the transferee, which deed or other instrument shall be held by Landlord and may be recorded by Landlord only after this Lease terminates or expires (but not prior thereto). Landlord and Tenant shall share equally in the payment of all costs of or related to such recording, including, but not limited to, recording charges and documentary transfer taxes (if any).

30.11 EXHIBITS AND RIDERS. All Exhibits attached to this Lease are hereby incorporated in this Lease for all purposes as though set forth at length herein.

30.12 AUCTIONS. Tenant shall have no right to conduct any auction in, on or about the Premises.

30.13 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

30.14 FINANCIAL STATEMENTS. Upon ten (10) business days prior written request from Landlord (which Landlord may make at any time during the Term but no more often than once in any calendar year except in connection with a proposed sale, financing or refinancing of all or any part of the Premises), Tenant shall deliver to Landlord a current financial statement of Tenant and any guarantor of this Lease. Such statements shall be prepared in accordance with generally acceptable accounting principles and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer of Tenant (if Tenant is a corporation or limited liability company) or a general partner of Tenant (if Tenant is a partnership). Despite the foregoing, so long as Tenant is a publicly traded company, Tenant may fulfill the requirements of this Section
30.14 by delivering to Landlord a copy of Tenant's most recent annual report or those statements submitted by Tenant to the Securities and Exchange Commission.

30.15 NO PARTNERSHIP. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant by reason of this Lease.

30.16 FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, governmental moratorium or other governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), injunction or court order, riots, insurrection, war, fire, earthquake, flood or other natural disaster or other reason of a like nature not the fault of the party delaying in performing work or doing acts required under the terms of this Lease (but excluding delays due to financial inability) (herein collectively, "FORCE MAJEURE DELAYS"), then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 30.16 shall not apply to nor operate to excuse Landlord or Tenant from the payment of any amounts strictly in accordance with the terms of this Lease.

30.17 COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

30.18    [Intentionally Omitted]

30.19 NON-DISCRIMINATION. Landlord and Tenant acknowledge and agree that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

30.20 WAIVER OF JURY TRIAL. Each party hereby waives any right to a trial by jury in any action seeking specific performance of any provision of this Lease, for damages for any breach under this Lease, or otherwise for enforcement of any right or remedy hereunder.

30.21 COMMON OWNERSHIP. Landlord and Tenant acknowledge that it is Landlord's current intention to cause the ownership of the Office Building and the R & D Building to be held by the same entity. If, however, at any time during the Lease Term or any Option Period, Landlord determines to separate ownership of the two (2) buildings or to separately finance the two (2) buildings (where the lender requires separate documentation), Tenant agrees to promptly after request from Landlord, execute commercially reasonable documents in order to separate Tenant's lease of the Office Building portion of the Premises from the R & D Building portion of the Premises. Any such documentation shall be on the exact same terms as specified in this Lease but as applicable to the relevant portion of the Premises. Landlord shall reimburse Tenant for its attorneys' fees and costs (not to exceed Five Thousand Dollars ($5,000.00)) incurred in connection with any such modifications to this Lease requested by Landlord or its lender in connection with the foregoing. In addition, notwithstanding anything in this Lease to the contrary, in no event shall Tenant be liable for any increase in Real Property Taxes applicable to the Premises or any portion thereof which may result from the separation of the ownership of the Office Building portion of the

Premises from the R & D Building portion of the Premises (unless such separation results from a conveyance to a third party).

31.      LEASE EXECUTION.

31.1 TENANT'S AUTHORITY. If Tenant executes this Lease as a limited liability company, partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly organized and validly existing limited liability company, partnership or corporation, as the case may be, and is qualified to do business in the state in which the Premises are located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's operating agreement (if Tenant is a limited liability company), Tenant's partnership agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and Tenant's by-laws (if Tenant is a corporation); and (c) this Lease is binding upon Tenant in accordance with its terms. Tenant shall, promptly following Landlord's request therefor, deliver evidence, reasonably acceptable to Landlord, of such qualification, organization, existence and authorization.

31.2 JOINT AND SEVERAL LIABILITY. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

31.3 NO OPTION. The submission of this Lease for examination or execution by Tenant does not constitute a reservation of or option for the Premises and this Lease shall not become effective as a Lease until it has been executed by Landlord and delivered to Tenant.

32. SATELLITE DISHES. At any time during the Lease Term, subject to the terms, covenants and conditions of this Section 32 and subject to the approval of all applicable governmental entities and all governmental laws, rules, regulations, codes and the Declarations, Tenant may install, for Tenant's own use and at Tenant's sole cost and expense, but without the payment of any Rent or a license or similar fee or charge, up to five (5) thirty inch (30") satellite dishes and five (5) antennae to service the business conducted by Tenant from within the Premises (all such equipment defined collectively as the "TELECOMMUNICATIONS EQUIPMENT") upon the roof of the Buildings (including the Office Building and the R & D Building). The physical appearance and the size of the Telecommunications Equipment shall be subject to Landlord's reasonable approval. The location of any such installation of the Telecommunications Equipment shall be designated by Tenant subject to Landlord's reasonable approval and Landlord may require Tenant to install screening around such Telecommunications Equipment at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Telecommunications Equipment at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Telecommunication Equipment, then Tenant shall give Landlord prior notice thereof. Tenant shall reimburse to Landlord the actual and documented costs reasonably incurred by Landlord in approving such Telecommunications Equipment not to exceed $500.00. Tenant shall remove such Telecommunications Equipment no later than thirty (30) days following the expiration or earlier termination of this Lease and shall repair any damage to the Building caused by such removal and return the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord. Such Telecommunications Equipment shall be installed pursuant to plans and specifications approved by Landlord, which approval will not be unreasonably withheld, conditioned or delayed, provided, however, that Tenant shall retain Landlord's designated roofing contractor to make any necessary penetrations to the roof in order to preserve Landlord's roof warranty. Such Telecommunications Equipment shall, in all instances, comply with applicable governmental laws, codes, rules and regulations. The rights contained in this Section 32 shall be personal to the Original Tenant, any Permitted Transferee and any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease which is consented to by Landlord if such assignee, sublessee or other transferee occupies at least twenty-five percent (25%) of the rentable area of either the Office Building or the R & D Building). Landlord shall reserve the right to use the roof of the Buildings (including the Office Building and the R & D Building) for its own use and for third-party use for installation of similar Telecommunications Equipment (collectively, the "LANDLORD TCE"), provided such Landlord TCE shall not interfere with Tenant's operations on the roof of the Buildings, and provided Landlord maintains, restores and repairs the Buildings' rooftop space associated with such Landlord TCE. To the extent Landlord elects to install Landlord TCE on the Buildings' rooftop, Landlord shall be responsible for the maintenance, repair and restoration of such Landlord TCE and shall notify Tenant no less than twenty-four (24) hours in advance of any entry/access onto the Buildings' rooftop (except in cases of emergency where no notice shall be required). Landlord shall indemnify, defend and hold Tenant harmless for any damage to Tenant's Telecommunications Equipment due to the actions or omissions of Landlord with regard to the Landlord TCE.

33.      EXISTING LEASE.

33.1 TERMINATION OF OTHER LEASE. Landlord and Tenant acknowledge the existence of that certain other lease (as amended, the "OTHER LEASE") dated May 26, 1993 executed by and between Tenant and LBA-VFII, LLC a Delaware limited liability company, as successor-in-interest in the Other Lease to Mitsui/SBD America Fund 87-1 (the "OTHER LANDLORD"). The Other Landlord (by its execution below) and

Tenant acknowledge and agree that effective as of February 1, 2001, the Other Lease (pertaining to the second (2nd) floor portion of the Other Premises only) shall terminate; provided, however, that Tenant acknowledges and agrees that Tenant shall continue to be liable under the Other Lease for (i) those obligations under the Other Lease pertaining to the remaining portion of the Other Premises and (ii) those obligations pertaining to the second (2nd) floor portion of the Other Premises that are intended to survive termination including, without limitation, Tenant's indemnity obligations and Tenant's reconciliation obligations for operating expenses under the Other Lease, all of which obligations Tenant acknowledges and agrees shall survive the expiration of the Other Lease. No later than February 1, 2001, Tenant agrees to vacate, surrender and deliver exclusive possession of the second (2nd) floor portion of the Premises (the "OTHER PREMISES") covered under the Other Lease to the Other Landlord in the condition required under the Other Lease and Tenant's failure to do so shall constitute a holdover under the provisions of Paragraph 26 of the Other Lease. The Other Landlord and Tenant acknowledge and agree that effective as of February 1, 2001, the Other Lease (as it pertains to the first (1st) floor portion of the Other Premises covered thereunder) shall be deemed converted into a month-to-month tenancy, terminable by either party on thirty (30) days prior written notice to the other, which month-to-month tenancy shall be subject to all of the other terms and conditions of the Other Lease; provided, however, that all of the terms and provisions of the Other Lease which vary based on the rentable square footage of the Other Premises covered under the Other Lease shall be deemed modified to reflect such reduction in the square footage of the Other Premises during such month-to-month term of the Other Lease. Tenant shall, within ten (10) days of Other Landlord's written request, execute a letter confirming the terms and conditions of such month-to-month tenancy. Notwithstanding anything above to the contrary, the Other Landlord and Tenant acknowledge and agree that effective as of February 1, 2001, Tenant shall have the right to cause the Other Lease to be terminated in its entirety (as to all of the Other Premises); provided, however, that Tenant shall continue to be liable under the Other Lease for those obligations under the Other Lease that are intended to survive termination including, without limitation, Tenant's indemnity obligations and Tenant's reconciliation obligations for operating expenses under the Other Lease (and, all of which obligations Tenant acknowledges and agrees will survive the expiration of the Other Lease). In the event Tenant elects to cause such Other Lease to be terminated in its entirety on February 1, 2001 then Tenant shall, as a condition precedent to such total termination, provide Landlord with written notice on or before January 1, 2001. Effective as of the date of the full execution and delivery of this Lease by Landlord and Tenant, Tenant acknowledges and agrees that it shall provide Landlord and Other Landlord with access to the Other Premises in order for Landlord and/or the Other Landlord to install an elevator and ancillary improvements in the Other Premises (collectively, the "WORK"). Tenant acknowledges and agrees that Landlord's and/or the Other Landlord's performance of the Work shall not entitle Tenant to any abatement of rent under the Other Lease nor will it constitute a construction eviction of Tenant from the Other Premises. Landlord and Other Landlord (by its execution below) acknowledges and agrees that such Work shall be performed by Landlord and/or Other Landlord in a manner so as to minimize any adverse interference with Tenant's business in the Other Premises. Landlord agrees to reimburse to Tenant, up to Thirty Thousand Dollars ($30,000.00) ("LANDLORD'S REIMBURSEMENT CAP") of the actual, documented and reasonable moving costs incurred by Tenant in moving from the Other Premises within thirty (30) days after Landlord's receipt of a reasonably particularized invoice evidencing such costs.

33.2 ADDITIONAL MODIFICATIONS TO OTHER LEASE. By its execution below, the Other Landlord and Tenant acknowledge and agree that effective as of the date of the full execution and delivery of this Lease by Landlord and Tenant, Paragraph 56 of the Addendum to the Lease (pertaining to Tenant's renewal options) is hereby deemed deleted in its entirety and shall be of no further force and effect whatsoever. The Other Landlord and Tenant acknowledge and agree that the modifications to the Other Lease set forth in this Section 33 shall survive the expiration or earlier termination of this Lease.

"OTHER LANDLORD"              LBA-VF-II, LLC,
                              a California limited liability company

                              By: LBA, Inc., a California corporation, its agent


                                   By: /s/ Steve Layton
                                       -----------------------------------------
                                       Name: Steve Layton
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

"TENANT"                      OVERLAND DATA, INC.,
                              a California corporation


                              *By: /s/ Vern A. LoForti
                                   ---------------------------------------------
                                    Name:  Vernon A. LoForti
                                    Title: Vice President and Chief Financial
                                           Officer


                              *By: /s/ Scott McClendon
                                   ---------------------------------------------
                                    Name:  Scott McClendon
                                    Title: President and Chief Executive Officer

"LANDLORD"                    LBA-VFI ONE, LLC,
                              a California limited liability company


                              By: /s/ Phil A. Belling
                                  ----------------------------------------------
                                    Name: Phil A. Belling
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------


                              By: /s/ Steve Layton
                                  ----------------------------------------------
                                    Name: Steve Layton
                                          --------------------------------------
                                    Title: Secretary
                                           -------------------------------------


-------------------
*NOTE:
 ----
IF TENANT IS A CALIFORNIA CORPORATION, then one of the following alternative requirements must be satisfied:

(A) This Lease must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, AND the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer. If one (1) individual is signing in two (2) of the foregoing capacities, that individual must sign twice; once as one officer and again as the other officer.
(B) If there is only one (1) individual signing in two (2) capacities, or if the two (2) signatories do not satisfy the requirements of (A) above, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in the form reasonably acceptable to Landlord authorizing the signatory(ies) to execute this Lease.

IF TENANT IS A CORPORATION INCORPORATED IN A STATE OTHER THAN CALIFORNIA, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in the form reasonably acceptable to Landlord authorizing the signatory(ies) to execute this Lease.

                                   EXHIBIT "A"


                        LEGAL DESCRIPTION OF THE PROPERTY

PARCEL A:

PARCELS 3 AND 4 OF MAP NO. 18532, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 21, 2000 AS FILE NO. 2000-0444553 OF OFFICIAL RECORDS.

PARCEL B:

NON-EXCLUSIVE EASEMENTS FOR UTILITIES, GRADING AND SITE WORK, ENCROACHMENTS AND DRAINAGE AS SHOWN AND DESCRIBED IN THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR SAN DIEGO SPECTRUM, RECORDED SEPTEMBER 16, 1999 AS FILE NO. 1999-0635988 OF OFFICIAL RECORDS.






                                  EXHIBIT "A"

                                   EXHIBIT "B"


                                    SITE PLAN






                             [GRAPHIC OF SITE PLAN]





                                  EXHIBIT "B"

                                   EXHIBIT "C"


                              WORK LETTER AGREEMENT

         This work letter ("WORK LETTER") is entered into as of this 18th day of October, 2000, by and between LBA-VFI ONE, LLC, a California limited liability company ("LANDLORD"), and OVERLAND DATA, INC., a California corporation ("TENANT").

                                R E C I T A L S :

         A. Landlord and Tenant have entered into that certain Build-to-Suit Single-Tenant Lease (Triple Net) (the "LEASE") dated as of the date hereof, covering certain premises (the "PREMISES") more particularly described in the Lease. This Work Letter is attached to the Lease as Exhibit "C". The Lease is hereby incorporated into this Work Letter by this reference. Capitalized terms not defined in this Work Letter shall have the meanings given to such terms in the Lease.

         B. In consideration of the mutual covenants contained in the Lease and this Work Letter, Landlord and Tenant hereby agree as follows:

                               A G R E E M E N T :

         1. DEFINITIONS. As used in this Work Letter and in the Lease, the term "SHELL" shall mean those improvements set forth on the "Final Landlord Plans" (defined in Section 5(b) of this Work Letter), which shall include the buildings described in Section 1.3 of the Summary to the Lease (consisting of the Office Building (containing approximately 55,000 to 60,000 rentable square feet) and the R & D Building (containing approximately 80,000 to 85,000 rentable square feet) (collectively, the "BUILDINGS"). As used in this Work Letter and in the Lease, the term "TENANT IMPROVEMENTS" shall mean those improvements set forth on the "Final Tenant Plans" (defined in Section 5(b) of this Work Letter). As used in this Work Letter and in the Lease, "IMPROVEMENTS" shall mean the Shell and the Tenant Improvements. The construction and installation of the Improvements is sometimes referred to herein as the "WORK".

         2. COMPLETION OF IMPROVEMENTS. Subject to the terms of the Lease and this Work Letter and any "Tenant Delay" or "Force Majeure Delay" as provided herein, Landlord shall use its commercially reasonable and diligent efforts to cause the "Contractor" (defined in Section 7 of this Work Letter) to complete the construction and installation of the Improvements in accordance with the terms of this Work Letter.

         3. DESIGNATION OF REPRESENTATIVES. With respect to the planning, design and construction of the Improvements, Landlord hereby designates Steve Briggs as "LANDLORD'S REPRESENTATIVE" and Tenant hereby designates Garry Smith as "TENANT'S REPRESENTATIVE." Tenant hereby confirms that Tenant's Representative has full authority to act on behalf of and to bind Tenant with respect to all matters pertaining to the planning, design and construction of the Improvements. Either party may change its designated representative upon five (5) days prior written notice to the other party.

         4. ARCHITECT SELECTION. An architectural firm selected by Landlord and reasonably approved by Tenant ("LANDLORD'S ARCHITECT"), shall act as the architect with respect to the design of the Improvements and Landlord shall enter into a contract with Landlord's Architect for such services (the "LANDLORD'S ARCHITECT CONTRACT"). Notwithstanding the foregoing, Tenant hereby pre-approves Pacific Cornerstone Architects as Landlord's Architect. Landlord reserves the right, at Landlord's sole cost and expense (and not as a part of Improvement Costs), to retain a development consultant to assist Landlord in performing its obligations under this Work Letter and under the Lease. Tenant also reserves the right, at Tenant's cost which may be paid from the Allowance, to retain the services of a construction manager to oversee the construction of the Improvements on behalf of Tenant.

         5.       IMPROVEMENT PLANS.

                  (a)      PRELIMINARY PLANS.

                           (i)      PRELIMINARY PLANS FOR TENANT IMPROVEMENTS.
Within ten (10) days after the Effective Date, Tenant shall meet with Landlord's Architect and provide Landlord's Architect with information regarding the proposed specifications and proposed preliminary layout of the Tenant Improvements, including designation of all proposed offices, rooms and other partitioning, and their intended use, and equipment to be contained therein (the "INFORMATION"). Landlord and Landlord's Architect shall, based on such Information (subject to changes reasonably required by Landlord), prepare preliminary plans ("PRELIMINARY TENANT PLANS") for the Tenant Improvements to be installed in the Shell. Included in the Preliminary Tenant Plans will be the civil, architectural and structural plans for the Tenant Improvements. Tenant shall approve or reasonably disapprove the Preliminary Tenant Plans or any revisions thereto within seven (7) business days after Landlord delivers the Preliminary Tenant Plans or such revisions to Tenant; provided, however, that Tenant may only disapprove the Preliminary Tenant Plans to the extent the same are not (subject to changes reasonably required by Landlord) in substantial conformance with the Information provided by Tenant to Landlord's Architect ("PRELIMINARY TENANT PLAN DESIGN PROBLEM"). Tenant's failure to disapprove the Preliminary Tenant Plans (or any revisions thereto) for any Preliminary Tenant Plan Design Problem by written notice to Landlord (which notice shall specify


                                  EXHIBIT "C"
in detail the reasonable reasons for Tenant's disapproval pertaining to any Preliminary Tenant Plan Design Problem) within said seven (7) business day period shall be deemed to constitute Tenant's approval of the Preliminary Tenant Plans or such revisions. If Tenant provides Landlord with timely notice of its disapproval of the Preliminary Tenant Plans, Landlord shall return the Preliminary Tenant Plans to Landlord's Architect who shall make all necessary revisions within seven (7) business days. This procedure shall be repeated until Tenant ultimately approves the Preliminary Tenant Plans.

                           (ii)     PRELIMINARY PLANS FOR SHELL. Within thirty
(30) days after the Effective Date, Landlord shall use commercially reasonable efforts to cause Landlord's Architect to prepare preliminary plans for the shell of the Building and a site layout ("PRELIMINARY SHELL PLANS") which are consistent with the Site Plan and "Base Building Profile" approved by the parties and attached hereto as Schedule 1. Any change to the Base Building Profile by Tenant shall be considered a Change Order and shall be processed in accordance with Section 6 below. Included in the Preliminary Shell Plans will be the civil, architectural and structural plans for the Shell and a preliminary landscape plan for the Improvements. Within seven (7) business days of Tenant's receipt of the Preliminary Shell Plans, Tenant shall either approve the Preliminary Shell Plans (in its reasonable discretion) or specify the particular changes which must be made to such document(s) for them to be reasonably acceptable to Tenant; provided, however, that Tenant may only disapprove the Preliminary Shell Plans to the extent the same are not (subject to changes reasonably required by Landlord) in substantial conformance with Base Building Profile and the Site Plan. Tenant's failure to notify Landlord in writing within such seven (7) business day period of any changes Tenant desires to be made to the Preliminary Shell Plans will be deemed to be Tenant's approval of the Preliminary Shell Plans. If Tenant provides Landlord with timely notice of its disapproval of the Preliminary Shell Plans, Landlord shall return the Preliminary Shell Plans to Landlord's Architect who shall make all necessary revisions within ten (10) business days. This procedure shall be repeated until Tenant ultimately approves the Preliminary Tenant Plans.

                           (iii)    The Preliminary Tenant Plans and the
Preliminary Shell Plans are collectively referred to herein as the "PRELIMINARY PLANS."

                  (b) FINAL PLANS. Based on the Preliminary Tenant Plans, Landlord shall cause Landlord's Architect to prepare the final plans and specifications for the Tenant Improvements ("FINAL TENANT PLANS") which shall be consistent with the Preliminary Plans, except for the changes, if any, mutually agreed to be made thereto by the parties. Included in the Final Tenant Plans will be the civil, architectural and structural plans for the Tenant Improvements, and shall submit the same to Tenant for Tenant's approval. Tenant shall approve or reasonably disapprove the Final Tenant Plans or any revisions thereto within seven (7) business days after Landlord delivers the Final Tenant Plans or any revisions thereto to Tenant; provided, however, that Tenant may only disapprove the Final Tenant Plans to the extent the same are not (subject to changes reasonably required by Landlord) in substantial conformance with the Preliminary Tenant Plans ("FINAL TENANT PLAN DESIGN PROBLEM"). Tenant's failure to reasonably disapprove the Final Tenant Plans or any revisions thereto by written notice to Landlord (which notice shall specify in detail the reasonable reasons for Tenant's disapproval pertaining to any Final Tenant Plan Design Problem) within said seven (7) business day period shall be deemed to constitute Tenant's approval of the Final Tenant Plans or such revisions. Based on the Preliminary Shell Plans, Landlord shall cause Landlord's Architect to prepare the final plans and specifications for the Shell ("FINAL LANDLORD PLANS") which shall be consistent with the Preliminary Plans, except for the changes, if any, mutually agreed to be made thereto by the parties. Included in the Final Landlord Plans shall be the civil, architectural and structural plans for the Shell and the landscape plan for the Improvements, and shall submit the same to Tenant for Tenant's approval. Tenant shall approve or reasonably disapprove the Final Landlord Plans or any revisions thereto within seven (7) business days after Landlord delivers the Final Landlord Plans or any revisions thereto to Tenant; provided, however, that Tenant may only disapprove the Final Landlord Plans to the extent the same are not (subject to changes reasonably required by Landlord) in substantial conformance with the Preliminary Shell Plans ("FINAL LANDLORD PLAN DESIGN PROBLEM"). Tenant's failure to reasonably disapprove the Final Landlord Plans or any revisions thereto by written notice to Landlord (which notice shall specify in detail the reasonable reasons for Tenant's disapproval pertaining to any Final Landlord Plan Design Problem) within said seven (7) business day period shall be deemed to constitute Tenant's approval of the Final Landlord Plans or such revisions. The Final Tenant Plans and the Final Landlord Plans are hereinafter referred to as the "FINAL PLANS." When the Final Plans have been approved by Tenant and Landlord, Landlord's Architect shall submit the Final Plans to the appropriate governmental agency for plan checking and the issuance of a building permit for the Improvements. Landlord's Architect shall, subject to the reasonable approval of Landlord and Tenant, make any and all minor changes and corrections the Final Plans required by any applicable governmental entity to obtain a building permit for the Improvements.

                  (c) WORK COST ESTIMATE. Prior to the commencement of construction of any of the Tenant Improvements, Landlord shall submit to Tenant a written estimate of the cost to complete the Tenant Improvements, which written estimate will be based upon the Final Tenant Plans taking into account any modifications which may be required to reflect changes in the Final Tenant Plans required by the appropriate governmental authorities in connection with the issuance of a building permit (the "WORK COST ESTIMATE"). Tenant will either approve the Work Cost Estimate, or disapprove specific items, and submit to Landlord revisions to the Final Tenant Plans. Submission and approval of the Work Cost Estimate will proceed in accordance with the work schedule to be provided by Landlord. Upon Tenant's approval of the Work Cost Estimate (the "WORK COST STATEMENT"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement. If the total costs reflected in the Work Cost Statement exceed the Allowance (as defined in Section 9


                                  EXHIBIT "C"
below), Tenant shall pay such excess (the "TENANT'S CONTRIBUTION") directly to the Contractor (as selected and defined Section 7 below) in accordance with the following procedure: Upon Landlord's receipt of a monthly draw request from the Contractor for the Improvements and Landlord's approval of such draw request, Landlord shall forward such draw request to Tenant's Representative together with Landlord's determination (calculated in the manner set forth below) of that portion of Tenant's Contribution applicable to such draw request. The applicable portion of Tenant's Contribution for each draw request shall be calculated as the percentage which Tenant's Contribution bears to the total amount set forth in the Work Cost Statement. Such monthly payments by Tenant shall, however, be reduced to the extent of any retention provided in Landlord's construction contract with the Contractor for the Improvements (which final retention shall be payable by Tenant together with Landlord's payment of such final retention). Landlord will give Tenant periodic reports (not less than monthly) on estimated and actual Work Costs incurred and Landlord will make Landlord's books and records concerning the Work Costs reasonably available for review by Tenant during the course of construction.

                  (d) NO REPRESENTATIONS. Notwithstanding anything to the contrary contained in the Lease or herein, Landlord's participation in the preparation of the Preliminary Plans, the Final Plans, the cost estimates for the Improvements and the construction thereof shall not constitute any representation or warranty, express or implied, that the Improvements, if built in accordance with the Preliminary Plans and/or the Final Plans, will be suitable for Tenant's intended purpose. Tenant acknowledges and agrees that the Improvements are intended for use by Tenant and the specifications and design requirements for such Improvements are not within the special knowledge or experience of Landlord. Landlord's sole obligation shall be to arrange the construction of the Improvements in accordance with the requirements of the Final Plans; and any additional costs or expense required for the modification thereof to more adequately meet Tenant's use, whether during or after Landlord's construction thereof, shall be borne entirely by Tenant except as otherwise provided in this Work Letter. Notwithstanding the foregoing, Landlord agrees to assign to Tenant the benefit of all construction warranties pertaining to the Tenant Improvements to the extent that they do not relate to structural or other portions (if any) of the Improvements that Landlord is expressly required to maintain and repair under the Lease.

         6.       CHANGE ORDERS.

                  (a) PROCESSING AND COST OF CHANGE ORDERS. After the parties approve the Final Plans, a building permit for the Improvements is issued and construction of the Improvements has commenced, any further changes to the Final Plans and/or the Improvements requested by Tenant shall require the prior written approval of Landlord (not to be unreasonably withheld or delayed). If Tenant desires any change in the Final Plans relative to the Tenant Improvements which is reasonable and practical taking into consideration factors, including, without limitation, the stage of completion of the construction, the cost of the proposed change, the availability of materials and equipment required to perform the change, and the extent of any delay in Substantial Completion which may result from the change (which shall be reasonably determined by Landlord's Architect and the Contractor), such changes may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five (5) business days from the receipt of the proposed Change Order to provide Tenant with Landlord's disapproval of the proposed change stating the reason(s) for such disapproval, or if Landlord approves the proposed change, the following items: (i) a summary of any increase (or decrease) in the cost caused by such change (the "CHANGE ORDER COST"), (ii) a statement of the number of days of any delay estimated to be caused by such proposed change, if any (the "CHANGE ORDER DELAY"), and (iii) a statement of the cost of the Change Order Delay (the "CHANGE ORDER DELAY EXPENSE"), which Change Order Delay Expense shall be the product of the actual number of days of delay multiplied by the estimated daily Monthly Rent rate. Tenant shall then have three (3) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense. If Tenant approves these items, Tenant shall pay the Change Order Cost directly to the Contractor for the cost of the Change Order as such increased costs are incurred and invoiced on a monthly basis from the Contractor as a part of the Contractor's draw request. If Tenant fails to respond to Landlord within said three (3) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, actual and documented architectural fees, engineering fees and construction costs attributable to such Change Order, as reasonably determined by the Landlord's Architect and the Contractor (defined in Section 7), respectively. The Change Order Delay shall include all delays actually caused by the Change Order, including, without limitation, all design and construction delays, as reasonably determined by the Landlord's Architect and the Contractor (as defined in Section 7 below), respectively. Within thirty (30) days of Substantial Completion of the Improvements, Landlord shall provide Tenant with a reasonably detailed statement setting forth the cumulative total of any Change Order Delay Expense actually incurred as a result of any additive or deductive Change Orders requested by Tenant throughout the course of construction of the Improvements. Tenant shall then have five (5) business days to approve the Change Order Delay Expense. If Tenant approves these items, Tenant shall pay to Landlord the Change Order Delay Expense within five (5) business days after Tenant's approval thereof. Despite anything in this Work Letter to the contrary, under no circumstances shall Tenant incur any Change Order Cost or Change Order Delay Expense as a result of Changes to the Final Plans requested by Landlord or changes required by any governmental authorities as a result of the failure of the Final Plans or the construction of the Improvements to comply with applicable building codes and regulations and accordingly, if any change to the Final Plans requested by Landlord shall require changes in the Improvements, the increased cost of the changes to the Improvements shall be made at Landlord's expense.


                                  EXHIBIT "C"

         7. SELECTION OF CONTRACTOR. On or before completion of the Final Plans, Landlord shall select a general contractor for the construction of the Improvements in accordance with the following procedures: If Landlord has not done so prior to the completion of the Final Plans, then within five (5) business days from the date of completion of the Final Plans, Landlord shall submit to Tenant a proposed "bid list" to the following contractors: DPR Construction, Roel Construction, Reno Contracting and RJ Petty and/or such other contractors who have substantial experience in the construction of comparable first-class build-to-suit facilities in the San Diego market area) which Landlord intends to negotiate with for the construction of the Improvements. Tenant shall have a period of five (5) business days to approve any additions to the bid list. Tenant's failure to approve or disapprove Landlord's revised bid list within such five (5) business day period shall constitute Tenant's approval of Landlord's bid list. Once Landlord and Tenant have approved (or shall be deemed to have approved) the bid list, Landlord shall solicit qualified bids from the approved contractors. Each such contractor shall submit a sealed, fixed price or guaranteed maximum contract bid (on a bid form approved by Landlord and Tenant) to construct the Improvements. Each contractor shall be notified in the bid package of the time schedule for construction of the Improvements. The bids shall be submitted promptly to Landlord's Representative and a reconciliation shall be performed by Landlord's Representative (in the presence of Tenant's Representative) to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made and a responsible and qualified low bidder determined by the parties. Tenant's Representative and construction consultant, if any, shall be entitled to participate in the line item review and negotiation of the bids so as to assist Landlord in achieving the lowest responsible qualified bid. The selected contractor shall be referred to herein as the "CONTRACTOR." The general contractor shall only be entitled to use subcontractors reasonably approved by Landlord . Despite the foregoing Tenant shall have the right to reasonably approve all subcontractors for all major sub-trades such as the electrical, mechanical, plumbing and HVAC subcontractors and the Contractor shall be required to competitively bid all major sub-trades to at least three (3) responsible and qualified subcontractors. Landlord shall require Contractor (and all subcontractors) to maintain customary and prudent types and amounts of insurance with regard to the construction of the Improvements, specifically including, without limitation, workers compensation insurance and commercial general liability insurance. In addition, Landlord shall maintain "Builder's All Risk" insurance in customary and prudent amounts of insurance with regard to the construction of the Improvements.

         8. CONSTRUCTION OF THE IMPROVEMENTS. Landlord shall enter into a construction contract with the Contractor on a form reasonably acceptable to Landlord ("CONSTRUCTION CONTRACT") for the construction and installation of the Improvements in accordance with the Final Plans. Promptly following the completion of the selection of the Contractor Landlord shall furnish Tenant's Representative with a critical path schedule setting forth the projected completion dates for the major components of the Improvements and showing the deadlines for any actions required to be taken by Tenant (if any) during such construction. Such critical path schedule shall be updated by Landlord and Landlord shall use good faith efforts to provide such updated schedule to Tenant's Representative every two (2) weeks during the course of construction Tenant's Representative shall determine on behalf of Tenant that Landlord is meeting its construction obligations hereunder. Subject to Landlord's and Contractor's reasonable work-place safety requirements, Landlord and Contractor shall use commercially reasonable efforts to give Tenant's Representative access to the construction site at all reasonable times and shall upon request, provide to Tenant's Representative, copies of all field inspections and copies of any correspondence from any government agencies having jurisdiction over the construction process.

         9.       PAYMENT FOR COST OF THE TENANT IMPROVEMENTS.

                  (a) ALLOWANCE. Landlord hereby grants to Tenant (i) a tenant improvement allowance for the work described on the Final Tenant Plans for the Office Building of Thirty-Five Dollars ($35.00) per rentable square foot in the Office Building (the "OFFICE BUILDING ALLOWANCE") and (ii) a tenant improvement allowance for the work described in the Final Tenant Plans for the R & D Building of Twenty Dollars ($20.00) per rentable square foot in the R & D Building (the "R & D BUILDING ALLOWANCE"). The Office Building Allowance and the R & D Building Allowance, together with the Additional Construction Allowance (as defined below), are collectively referred to herein as the "ALLOWANCE". The Allowance is to be used only for the following costs approved by Landlord:

                           (i) Payment of the cost of preparing the Preliminary
                  Tenant Plans relative to the Tenant Improvements and the Final Tenant Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Preliminary Tenant Plans and the Final Tenant Plans.

                           (ii) The payment of plan check, permit and license
                  fees relating to construction of the Tenant Improvements.

                           (iii) Construction of the Tenant Improvements as
                  provided in the Final Tenant Plans, including without limitation, the following:

                                    (aa) Installation within the Premises of all
                           partitioning, doors, floor coverings, ceilings, wall coverings and painting and similar items;

                                    (bb) All electrical wiring, computer and
                           telecommunications cabling, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;


                                  EXHIBIT "C"

                                    (cc) The furnishing, installation and
                           screening of all HVAC units, duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises;

                                    (dd) Any additional improvements to the
                           Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

                                    (ee) All security systems, fire and life
                           safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                                    (ff) All plumbing, fixtures, pipes and
                           accessories necessary for the Premises;

                                    (gg) Testing and inspection costs;

                                    (hh) Fees for the Contractor and Tenant's
                           construction manager (provided, however, that in no event shall more than One and 50/100 Dollars ($1.50) per rentable square foot of the Building constituting the Allowance be used toward the fee of such consultant) including, but not limited to, all fees and costs attributable to the construction of the Tenant Improvements including the Contractor's general conditions associated with the construction of the Tenant Improvements.

                                    (ii) The cost of delivering, installing and
                           purchasing Tenant's security systems, telephone switch and communications equipment and cabling; and

                                    (jj) All other costs to be expended by
                           Landlord in connection with the construction of the Tenant Improvements.

                  Except as specifically provided above, in no event will the Allowance be used to pay for Tenant's moving expenses or for furniture, artifacts, or any other item of personal property which is not affixed to the Premises.

                  (b) ADDITIONAL CONSTRUCTION ALLOWANCE FOR TENANT. Landlord hereby grants to Tenant an additional construction allowance of Five Dollars ($5.00) per rentable square foot in the Buildings (including the Office Building and the R & D Building) (the "ADDITIONAL CONSTRUCTION ALLOWANCE"); provided, however, that notwithstanding anything in the Lease to the contrary, in no event shall Landlord be obligated to grant any portion of the Additional Construction Allowance to Tenant that will result in an increase in the Monthly Amortization Rent (as defined in Section 1.6 of the Lease without reference to the Additional Construction Allowance) in excess of One and 65/100 Dollars ($1.65) per rentable square foot in the Building (including the Office Building and the R & D Building) per month. The Additional Construction Allowance shall be available for Tenant to apply against the costs described in Section 9(a) above only.

                  (c) COSTS IN EXCESS OF ALLOWANCE. The cost of each item referenced in Section 9(a) above shall be charged against the Allowance. If the cost of the constructing the Tenant Improvements exceeds the Allowance, such costs shall be paid for by Tenant as such costs are incurred and invoiced on a monthly basis from the Contractor as a part of the Contractor's draw request.

                  (d) UNUSED ALLOWANCE AMOUNTS. Any unused portion (if any) of the Allowance upon completion of the Tenant Improvements shall be made available to Tenant as a credit against any future Rent obligations of Tenant under the Lease.

                  (e) TENANT'S SPECIAL ITEMS. Notwithstanding anything in the Lease and/or this Exhibit "C" to the contrary, Tenant acknowledges and agrees that Landlord shall have the option to have Tenant contract directly with Contractor and/or a contractor approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) to perform and/or install the following improvements in the Premises: telephone, computer and security cabling and so-called "mission critical equipment" (collectively, the "TENANT SPECIAL ITEMS"), the cost of which Tenant Special Items shall, subject to the application of the Allowance (to the extent any such items are reflected in the Final Tenant Plans and otherwise subject to the terms hereof)) be at Tenant's sole cost and expense.

         10. PAYMENT FOR COST OF THE SHELL. Landlord shall pay all costs of designing and constructing the Shell as provided in the Final Landlord Plans.

         11. EARLY ENTRY BY TENANT. Landlord shall use commercially reasonable efforts to make the Premises reasonably available to Tenant prior to Substantial Completion as provided in Section 2.2 of the Lease. Such early entry by Tenant shall be subject to scheduling by Landlord and such rules and regulations as Landlord may reasonably establish in order to minimize any interference in Landlord's completion of the Improvements. If at any time such entry shall cause or reasonably threaten a delay in


                                  EXHIBIT "C"
the Substantial Completion of the Improvements, Landlord may, following at least one (1) business days written notice to Tenant (and if within such one (1) business day period Tenant does not take steps to eliminate the cause of such delay), terminate Tenant's right to such early entry; provided, however, that once such cause of delay is cured by Tenant, Tenant's early entry rights shall, subject to the terms and conditions of this Section 11, be reinstated by Landlord. Prior to Tenant's entry, Tenant shall deliver evidence to Landlord that Tenant has obtained the insurance required under the Lease. Tenant shall be responsible for any damage to the Improvements caused by Tenant's entry.

         12.      SUBSTANTIAL COMPLETION; TARGET COMPLETION DATE.

                  (a) SUBSTANTIAL COMPLETION. Substantial Completion" of the Improvements shall be deemed to have occurred only when (1) the Premises has been substantially completed pursuant to the Final Plans with the exception of any "Punch List Items" as that term is defined below, such that Tenant can conduct normal business operations from the Premises; all of the heating, ventilating, air-conditioning ("HVAC"), and plumbing, life safety, mechanical and/or electrical systems for each of the Buildings (collectively "BUILDING SYSTEMS") are operational to the extent necessary to service the Premises; (2) all required parking spaces and all exterior landscaping (including both hardscape and softscapes) have been substantially completed; (3) Landlord has tendered possession of the Premises to Tenant and Tenant has continuous and commercially reasonable uninterrupted ingress and egress to the Buildings and access to the Premises is available to Tenant; (4) Landlord files or causes to be filed with the City in which the Premises are located (if required) and delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Improvements are Substantially Complete, and (5) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector or a temporary certificate of occupancy) is issued for the Premises.

                  (b) TARGET COMPLETION DATE. The parties estimate that Substantial Completion will be achieved on or before February 1, 2002 (the "TARGET COMPLETION DATE"). Landlord agrees to use its commercially reasonable efforts to cause the Improvements to be substantially completed on or before the Target Completion Date. If there is any delay in the Substantial Completion of the Improvements beyond the Target Completion Date and such delay results from a Tenant Delay, then the Commencement Date shall be accelerated by the number of days of delay caused by the Tenant Delay(s).

         13.      TENANT DELAYS; FORCE MAJEURE DELAYS.

                  (a) TENANT DELAYS. As used herein, "TENANT DELAYS" means any actual and documented delay in the completion of the Improvements resulting from any or all of the following: (1) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to complete, on or before the due date therefor (or in any subsequently revised schedule), any action item which is Tenant's responsibility pursuant to this Work Letter, including Tenant's failure to grant approvals and/or make payments within the time frames described herein; (2) Tenant's requested modifications to the Preliminary Plans or any Tenant-initiated Change Orders, if such changes result in an actual delay in Substantial Completion; (3) Tenant's request for materials, finishes, or installations which are not readily available, (4) any delay in any way whatsoever arising from Tenant's right to conduct "Inspections" under Section 14 below, (5) Change Order Delays, or (6) any other act or failure to act by Tenant, Tenant's Representative, Tenant's employees, agents, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, including but not limited to, interference with Landlord, or its contractors, during Tenant's early entry under Section 2.2 of the Lease which results in an actual delay in Substantial Completion of the Improvements. Despite the foregoing, no Tenant Delay shall be deemed to have occurred until Landlord has given written notice to Tenant specifying the action or inaction which Landlord contends constitutes a Tenant Delay. Except as provided herein to the contrary, if such action or inaction is not cured within one (1) business day after Tenant's receipt of such notice, then a Tenant Delay shall be deemed to have occurred commencing as of the date Tenant received such notice and continuing for the number of days the completion of the Improvements was in fact delayed as a direct result of such action or inaction.

                  (b) FORCE MAJEURE DELAYS. "FORCE MAJEURE DELAYS" as used herein means delays resulting from causes beyond the reasonable control of Landlord or the Contractor, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the project, over the construction of the Improvements or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits or approvals by governmental agencies, or by fire, flood, inclement weather (including rain (and delays due to the presence of mud)), strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Improvements), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated. Landlord shall use commercially reasonable efforts to provide written notice to Tenant of any Force Majeure Delays encountered by Landlord.


                                  EXHIBIT "C"

         14. TENANT'S INSPECTION RIGHTS. Landlord shall schedule and attend monthly progress meetings, walk-throughs and any other meetings with the Landlord's Architect, the Contractor and Tenant to discuss the progress of the construction of the Improvements ("MEETINGS"). Landlord shall give Tenant at least twenty-four (24) hours prior notice (written or telephonic) of all such Meetings. Tenant shall designate in writing the person or persons appointed by Tenant to attend the Meetings and such designated party shall be entitled to be present at and to participate in the discussions during all Meetings; but Landlord may conduct the Meetings even if Tenant's appointees are not present. In addition to the foregoing and to Tenant's early entry rights as provided in
Section 2.3 of the Lease, Tenant or its agents shall have the right at any and all reasonable times to conduct inspections of work in progress ("INSPECTIONS") for the purpose of reviewing whether the Improvements are being constructed in accordance with the Final Plans, as amended by any approved Change Orders or other agreed upon changes. Tenant agrees to protect, hold harmless and indemnify Landlord from all claims, demands, costs and liabilities (including reasonable attorneys' fees) arising from Tenant's or Tenant's agents entry onto the Site for the purpose of conducting Inspections.

         15. WALK-THROUGH AND PUNCH LIST. No earlier than five (5) days prior to the estimated date of Substantial Completion of the Improvements, Tenant's Representative, Landlord's Representative, the Contractor and Architect shall jointly conduct a walk-through of the Improvements and shall jointly prepare a punch list ("PUNCH LIST") of items needing additional work ("PUNCH LIST ITEMS"); none of which shall take more than thirty (30) days to correct or materially interfere with Tenant's use and occupancy of the Premises for the Permitted Use; provided, however, the Punch List shall be limited to items which are required by the Final Plans and any other changes agreed to by the parties. Landlord shall diligently cause the Punch List Items to be completed by the general contractor not later than thirty (30) days from the date of such walk-through inspection. In addition to the inspection provided for above, no later than nine (9) months following the Commencement Date, Tenant's Representative and Landlord's Representative shall re-inspect the Premises and shall prepare a final list of punch-list items which were not discovered during the pre-Commencement Date inspection of the Premises; provided however, any items damaged during Tenant's move in or occupancy shall be repaired or replaced by Tenant at Tenant's sole cost and expense. Landlord shall cause the Contractor to correct those punch-list items that Tenant Representative or Landlord's Representative have identified within thirty (30) days after preparation of the punch list or as soon thereafter as practicable.

         16.      MISCELLANEOUS CONSTRUCTION COVENANTS.

                  (a) COORDINATION WITH LEASE. Nothing herein contained shall be construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease. Any default by either party with respect to any portion of this Work Letter, shall be deemed a breach of the Lease for which Landlord and Tenant shall have all the rights and remedies as in the case of a breach of the Lease by the other party.

                  (b) COOPERATION. Landlord and Tenant agree to cooperate with one another and to cause their respective employees, agents and contractors to cooperate with one another to coordinate any work being performed by Landlord and/or Tenant under this Work Letter, and their respective employees, agents and contractors so as to avoid unnecessary interference and delays with the completion of the Work.

                  (c) ASSIGNMENT OF WARRANTIES. At Tenant's option, Landlord agrees to assign to Tenant or to otherwise use commercially reasonable efforts to enforce all warranties (including any statutory obligations of the contractor) received from all contractors and subcontractors involved in the construction of the Premises. All such warranties shall provide that the portion of the Improvements for which the Contractor (or subcontractor) is responsible shall be free of defects in workmanship and materials for a period of at least one (1) year from the date of completion and/or installation thereof ( such period hereinafter referred to as the "WARRANTY PERIOD"). The Contractor (or subcontractor) shall be responsible for the repair or replacement, without additional charge, of all work done or required or furnished in accordance with its contract that becomes defective within the later to occur of (i) the Warranty Period; or (ii) one (1) year after the Commencement Date. All such warranties or guaranties as to materials or workmanship with respect to the Improvements shall be contained in the Construction Contract (and subcontracts) and shall be written such that such warranties or guaranties shall inure to the benefit of, and be enforceable directly by, both Landlord and Tenant. Landlord agrees to provide to Tenant any assignment or other assurances which may be necessary to effect such right of direct enforcement by Tenant.

                  (d) CLEANING OF PREMISES. Upon Substantial Completion, the general contractor shall thoroughly clean the Premises, including the removal of all rubbish and debris.

                  (e) RECORD SET OF PLANS. Promptly following Substantial Completion of the Improvements, Landlord shall cause Architect to provide to Tenant (at no additional charge to Tenant), a complete set of the Final Plans, marked to show all changes made during the course of construction. In addition, no later than thirty (30) days following Substantial Completion, Landlord shall compile and deliver to Tenant, complete copies of all warranties, guaranties and operating manuals and information relating to the Improvements and all equipment and systems installed in the Premises as a part of the Improvements.


                                  EXHIBIT "C"

                  (f) STAGING AREA/STORAGE SPACE. Not later than sixty (60) days prior to the Target Commencement Date and subject to availability, as determined by Landlord in Landlord's sole (but good faith) discretion, Tenant shall have the right, without the obligation to pay Rent, to use at Tenant's sole risk, any empty space in the Buildings designated by Landlord for the purpose of storing and staging Tenant's property. Tenant shall provide all insurance and any fencing or other protective facilities and Tenant shall not interfere with the Substantial Completion of the Improvements. Any property stored in the Premises by Tenant pursuant to this section shall be a Tenant's sole risk and Tenant shall hold Landlord harmless and indemnify Landlord from any and all loss, liability or cost arising out if or in connection with the use of such storage space by Tenant, except to the extent caused by the gross negligence or willful misconduct of Landlord.

         17. NO REPRESENTATIONS. Landlord does not warrant that the Building or any component thereof will be free of latent defects or that it will not require maintenance and/or repair within any particular period of time, except as expressly provided herein and in the Lease. Tenant acknowledges and agrees that it shall rely solely on the warranty or guaranty, if any, from Landlord's Contractor, or other material and/or service providers relative to the proper design and construction of the Improvements or any component thereof. Notwithstanding the foregoing, Landlord warrants and represents to Tenant that the construction of the Improvements will be in compliance with all applicable laws (including the ADA), applicable as of the date of the issuance of the applicable building permit(s) for the Improvements (without regard, however, to any alterations or other improvements to be constructed or installed by or on behalf of Tenant in the Premises or Tenant's use of the Premises and based solely on an unoccupied basis), and Landlord shall be responsible, at its sole cost and expense which shall not be included as additional rent due and owing by Tenant (except as otherwise permitted in the Lease), for correcting any such non-compliance to the extent and as when required by applicable laws.

         18. FINAL IMPROVEMENT COST RECONCILIATION/TENANT'S INSPECTION OF BOOKS AND RECORDS. Landlord and Tenant acknowledge and agree that a component of Monthly Rent payable by Tenant is based on the Improvement Costs incurred by Landlord. Landlord and Tenant further acknowledge and agree that the Monthly Rent payable by Tenant hereunder shall be initially determined by Landlord based on Landlord's good faith determination of the Improvement Costs. Not later than thirty (30) days following the Commencement Date, Landlord shall provide to Tenant a preliminary reconciliation and preliminary summary of all Improvement Costs (as defined in Section 1.6 (c) of the Summary) incurred by Landlord in connection with the construction of the Improvements (the "PRELIMINARY IMPROVEMENT COST SUMMARY") and shall provide Tenant with a reasonably detailed and complete and final reconciliation and summary of Improvement Costs incurred by Landlord in connection with the construction of the Improvements (the "FINAL IMPROVEMENT COST SUMMARY") not later than one hundred twenty (120) days following the Commencement Date. Landlord and Tenant acknowledge and agree that the Monthly Rent (as initially determined by Landlord) may be subject to adjustment by Landlord based on the Final Improvement Cost Summary and, upon such adjustment (if any), Tenant agrees to execute (or re-execute) the Notice of Lease Term Dates (in the form attached hereto as Exhibit "D"), which notice (or revised notice) shall contain such adjusted Monthly Rent. Except for the cost of any Change Orders approved by Tenant, the Final Improvement Cost Summary shall be consistent with the final Work Cost Statement approved by Tenant as provided in Section 5(c) above. In addition, Tenant shall have the right, at its option, at any time within one (1) year after the Commencement Date, and upon at least five (5) business days prior written notice to Landlord, to inspect and audit Landlord's books and records relating to Landlord's expenditures in connection with the construction of the Improvements. Landlord shall maintain complete and accurate books and records in accordance with generally accepted accounting principles of these expenditures for at least one (1) year after the Commencement Date. Landlord shall make available to Tenant's representative or auditor at the Premises within five (5) business days following Landlord's notice requiring the audit, all books and records maintained by Landlord pertaining to the construction and completion of the Improvements. In addition to all other remedies which Tenant may have pursuant to the Lease, Tenant may recover from Landlord the reasonable actual and documented cost of its audit if the audit discloses that Landlord falsely reported to Tenant expenditures which were not in fact made or falsely reported a material amount of any expenditure or the aggregate expenditures for the Improvements.

         IN WITNESS WHEREOF, this Work Letter is executed as of the date first written above.

"TENANT"                           OVERLAND DATA, INC.,
                                   a California corporation


                                   By: /s/ Vernon A. LoForti
                                       -----------------------------------------
                                         Name:  Vernon A. LoForti
                                         Title: Vice President and Chief
                                                Financial Officer


                                   *By: /s/ Scott McClendon
                                        ----------------------------------------
                                         Name:  Scott McClendon
                                         Title: President and Chief Executive
                                                Officer


                                  EXHIBIT "C"

"LANDLORD"                         LBA-VIF ONE, LLC,
                                   a California limited liability company


                                   By: /s/ Phil A. Belling
                                       -----------------------------------------
                                         Name: Phil A. Belling
                                               ---------------------------------
                                         Title: Authorized Signatory
                                                --------------------------------


                                   By: /s/ Steve Layton
                                       -----------------------------------------
                                         Name: Steve Layton
                                               ---------------------------------
                                         Title: Secretary
                                                --------------------------------


                                  EXHIBIT "C"

                                   SCHEDULE 1


                              BASE BUILDING PROFILE

-        Concrete tilt up exterior walls with windows.

- New glass curtain wall at front of building entrance and corners per elevations. Hercalite entry doors, and entry canopy.

- All "wet" utilities are to be from point of connection to inside the Building only, all distribution, rough-in, and fixtures to be offset from the Allowance (or otherwise at Tenant's sole cost and expense).

- All required exiting stairs are to be metal pan / concrete filled stairs with metal handrails. All walls and painting to be offset from the Allowance (or otherwise at Tenant's sole cost and expense).

- Roofing is to be built up roofing with a cap sheet. Provide a 20 N-D-L roof warranty.

- All elevators, including elevator cab finishes and elevator pits, are included in the Shell.

- Electrical service to be sized as 277/480 Volt, 4000 Amp services to both buildings. Shell work to include all site work underground pull section, and main switchgear in the buildings. All distribution to be offset from the Allowance (or otherwise at Tenant's sole cost and expense).

- Fire Sprinklers are to be provided for the Shell only, and sized for build out of Tenant Improvements. All Tenant Improvement required modifications to be offset from the Allowance (or otherwise at Tenant's sole cost and expense).

- Fire Alarm will be a code required system to accommodate the Shell with expansion capability for Tenant Improvements. All Tenant Improvements related additional devices and general system upgrades to be offset from the Allowance (or otherwise at Tenant's sole cost and expense).

- All site work including parking lot, truck ramps, sidewalks, landscaping, and site lighting in shell. Any mechanical yards, pedestrian bridges, or sport courts to be offset from the Allowance (or otherwise at Tenant's sole cost and expense).

- Conduit for fiber optic and other communications cabling shall be included in the Shell.


                                   SCHEDULE 1

                                   EXHIBIT "D"


                    SAMPLE FORM OF NOTICE OF LEASE TERM DATES

To:
   --------------------------------------------------

Date:
       ----------------------------------------------
-----------------------------------------------------

Re:      Lease dated ________________________, 2000 between LBA-VFI ONE, LLC, a
California limited liability company, Landlord, and OVERLAND DATA, INC., a California corporation, Tenant, concerning premises located at ______________________________ ("PREMISES").

Gentlemen:

In accordance with the above-referenced Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by Tenant in accordance with the Lease.

2.       That Tenant has accepted and is in possession of the Premises, and acknowledges that under the provisions of the Lease, the Term of the Lease expires on ________________ (subject to earlier termination as provided in the Lease), with one (1) option to renew for five (5) years, and commenced upon
__________________.

3.       That in accordance with the Lease, rental payment has commenced.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

5. Monthly Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to _________________________ at ____________________________.

6. The exact number of rentable square feet within the Premises is ________ rentable square feet.

7.       Tenant's address for notices under the Lease shall be:

                          Overland Data, Inc.

                          ---------------------------

                          ---------------------------
                          Attn:  Michael Gawarecki, Vice-President Operations
                          Telephone:
                                      -----------------------
                          Facsimile:
                                      -----------------------

AGREED AND ACCEPTED:

"TENANT"                          OVERLAND DATA, INC.,
                                  a California corporation


                                  By:
                                      ------------------------------------------
                                        Name:  Vernon A. LoForti
                                        Title: Vice President and Chief
                                               Financial Officer


                                  *By:
                                      ------------------------------------------
                                        Name:  Scott McClendon
                                        Title: President and Chief Executive
                                               Officer

"LANDLORD"                        LBA-VFI ONE, LLC,
                                  a California limited liability company

                                  By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                         SAMPLE ONLY [NOT FOR EXECUTION]



                                  EXHIBIT "D"

                                   EXHIBIT "E"


                           ENVIRONMENTAL QUESTIONNAIRE

The purpose of this form is to obtain information regarding the use or proposed use of hazardous materials at the premises. Prospective tenants should answer the questions in light of their proposed operations at the premises. Existing tenants should answer the questions as they relate to ongoing operations at the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated.

1.       GENERAL INFORMATION

         Name of Tenant:                                                       .
                          -----------------------------------------------------

         Check the Applicable Status:  Prospective Tenant _____
                                       Existing Tenant _____

         Contact Person and Title:
                                    -------------------------------------------

         Telephone Number:  (_____) ________________________

         Address of Leased Premises:
                                      ------------------------------------------

         Describe the proposed operations to take place on the premises, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to ongoing operations.

         -----------------------------------------------------------------------

2.       STORAGE OF HAZARDOUS MATERIALS

         2.1      Will any hazardous materials be used or stored on-site?

                  Wastes                Yes _____              No _____

                  Chemical Products     Yes _____              No _____

         2.2 Attach a list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55-gallon drums on concrete pad).

3.       STORAGE TANKS AND SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel or other hazardous substances in tanks or sumps proposed or currently conducted at the premises?

                  Yes ______        No _____

                  If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

                  --------------------------------------------------------------

         3.2 Have any of the tanks or sumps been inspected or tested for leakage?

                  Yes ______        No _____

                  If so, attach the results.

         3.3      Have any spills or leaks occurred from such tanks or sumps?

                  Yes ______        No _____

                  If so, describe.

         3.4      Were any regulatory agencies notified of the spill or leak?

                  Yes ______        No _____

                  If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.


                                  EXHIBIT "E"

         3.5 Have any underground storage tanks or sumps been taken out of service or removed?

                  Yes ______        No _____

                  If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.
4.       SPILLS

         4.1 During the past year, have any spills occurred at the premises?

                  Yes ______        No _____

                  If yes, please describe the location of the spill.

         4.2      Were any agencies notified in connection with such spills?

                  Yes ______        No _____

                  If yes, attach copies of any spill reports or other correspondence with regulatory agencies.

         4.3 Were any clean-up actions undertaken in connection with the spills?

                  Yes ______        No _____

                  Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

5.       WASTE MANAGEMENT

         5.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

                  Yes ______        No _____

         5.2 Has your company filed a biennial report as a hazardous waste generator?

                  Yes ______        No _____

                  If so, attach a copy of the most recent report filed.

         5.3 Attach a list of the hazardous wastes, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

         5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

                  _____    On-site treatment or recovery

                  _____    Discharged to sewer

                  _____    Transported and disposed of off-site

                  _____    Incinerator

         5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

         5.6 Is any treatment of processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

                  Yes ______        No _____

                  If yes, please describe any existing or proposed treatment methods.

                  --------------------------------------------------------------

         5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations at the premises.


                                  EXHIBIT "E"

6.       WASTEWATER TREATMENT/DISCHARGE

         6.1      Do you discharge wastewater to:

                  _____  storm drain?         _____  sewer?

                  _____  surface water?       _____  no industrial discharge

         6.2      Is your wastewater treated before discharge?

                  Yes ______        No _____

                  If yes, describe the type of treatment conducted.

                  --------------------------------------------------------------

         6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations at the premises.

7.       AIR DISCHARGES

         7.1 Do you have any filtration systems or stacks that discharge into the air?

                  Yes ______        No _____

         7.2 Do you operate any of the following types of equipment or any other equipment requiring an air emissions permit?

                  _____    Spray booth

                  _____    Dip tank

                  _____    Drying oven

                  _____    Incinerator

                  _____    Other (please describe)

                  _____ No equipment requiring air permits

         7.3      Are air emissions from your operations monitored?

                  Yes ______        No _____

                  If so, indicate the frequency of monitoring and a description of the monitoring results.

         7.4 Attach copies of any air emissions permits pertaining to your operations at the premises.

8.       HAZARDOUS MATERIALS DISCLOSURES

         8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet per month?

                  Yes ______        No _____

         8.2 Has your company prepared a hazardous materials management plan pursuant to any applicable requirements of a local fire department or governmental agency?

                  Yes ______        No _____

                  If so, attach a copy of the business plan.

         8.3 Has your company adopted any voluntary environmental, health or safety program?

                  Yes _____         No _____

                  If so, attach a copy of the program. No formal program. We recycle paper, aluminum cans, and scrap aluminum.


                                  EXHIBIT "E"

9.       ENFORCEMENT ACTIONS, COMPLAINTS

         9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

                  Yes ______        No _____

                  If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

         9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

                  Yes ______        No _____

         9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

                  Yes ______        No _____

         9.4 Has an environmental audit ever been conducted at your company's current facility?

                  Yes ______        No _____

                  If so, identify who conducted the audit and when it was conducted.

The undersigned represents that the foregoing is true and correct in all material respects.

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

Date:
     ------------------------------


                                  EXHIBIT "E"

                                   EXHIBIT "F"


                   SAMPLE FORM OF TENANT ESTOPPEL CERTIFICATE

The undersigned ("TENANT") hereby certifies to LBA-VFI ONE, LLC, a California limited liability company ("Landlord"), and ____________________________, as follows:

1. Attached hereto is a true, correct and complete copy of that certain Lease dated _______________________, 2000 between Landlord and Tenant (the "Lease"), which demises Premises which are located at . The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Section 6 below.

2.       The term of the Lease commenced on ________________, 2000.

3. The term of the Lease is currently scheduled to expire on ________________, ____.

4.       Tenant has no option to renew or extend the Term of the Lease except:
________________________________.

5.       Tenant has no preferential right to purchase the Premises.

6.       The Lease has: (Initial One)

( )      not been amended, modified, supplemented, extended, renewed or assigned.

( )      been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:

---------------------------------------------------------------.

7. Tenant has accepted and is now in possession of the Premises and has not sublet, assigned or encumbered the Lease, the Premises or any portion thereof except as follows: ____________________.

8.       The current Monthly Rent is $______________.

9. The amount of Security Deposit (if any) is $________________. No other security deposits have been made.

10. All rental payments payable by Tenant have been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

11. All work required to be performed by Landlord under the Lease has been completed and has been accepted by Tenant, and all tenant improvement allowances have been paid in full.

12. To the best of Tenant's knowledge, as of the date hereof, there are no defaults on the part of Landlord or Tenant under the Lease.

13. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

14. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as expressly provided in the Lease.

15. All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

16. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or any state thereof, or any other action brought pursuant to such bankruptcy laws with respect to Tenant.

17. Tenant pays rent due Landlord under the Lease to Landlord and does not have any knowledge of any other person who has any right to such rents by collateral assignment or otherwise.


                                  EXHIBIT "F"

The foregoing certification is made with the knowledge that ________________________ is about to [fund a loan to Landlord or purchase the Premises from Landlord], and that ________________________ is relying upon the representations herein made in [funding such loan or purchasing the Premises].

Dated:  ________________, 2000.

"TENANT"

OVERLAND DATA, INC.,
a California corporation


By:
    ----------------------------------------------------
      Name:  Vernon A. LoForti
      Title:  Vice President and Chief Financial Officer


*By:
     ---------------------------------------------------
      Name:  Scott McClendon
      Title:  President and Chief Executive Officer

                         SAMPLE ONLY (NOT FOR EXECUTION)




                                  EXHIBITI "F"

                                   EXHIBIT "G"


                                LETTER OF CREDIT

LBA/VFI One, LLC
4320 La Jolla Village Drive, Suite 200
San Diego, California  92122
Attention:  David C. Thomas

Ladies and Gentlemen:

         We hereby establish in your favor, for the account of Overland Data, Inc., a California corporation ("Applicant"), our Irrevocable Letter of Credit and authorize you to draw on us at sight the aggregate amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) ("Stated Amount").

         Funds under this Letter of Credit are available to LBA/VFI One, LLC, a California limited liability company (the "Beneficiary") as follows:

         Any and all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by Beneficiary when accompanied by this Letter of Credit and a written certification signed by an authorized signatory of Beneficiary certifying that such sums are due and owing to Beneficiary pursuant to that certain Build-To-Suit Single-Tenant Lease dated October __, 2000 ("Lease") by and between Beneficiary, as Landlord, and Applicant, as Tenant, together with a notarized certification by any such individual representing that such individual is authorized by Beneficiary to take such action on behalf of Beneficiary. The sums drawn by Beneficiary under this Letter of Credit shall be payable upon demand without necessity of notice to the Applicant. Partial drawings shall be permitted.

         This Letter of Credit is transferable (and/or assigned by Beneficiary to a third party) in its entirety. Should a transfer be desired, such transfer will be subject to the return to us of this Letter of Credit, together with written instructions.

         The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

         This Letter of Credit shall expire on _________________.

         Notwithstanding the above expiration of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least thirty (30) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.

         This Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500.

                                      Very truly yours,

                                      (Name of Issuing Bank)

                                      By:
                                         ---------------------------------------


                                  EXHIBIT "G"

                                   EXHIBIT "H"


                           FORM OF MEMORANDUM OF LEASE

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Procopio, Cory, Hargreaves
         & Savitch LLP
530 B Street, Suite 2100
San Diego, CA 92101-4469
Attention:  Eric B. Shwisberg, Esq.

--------------------------------------------------------------------------------
                                                (Space Above For Recorder's Use)



                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE ("MEMORANDUM") is dated the 12th day of October, 2000, by and between LBA-VIF ONE, LLC, a California limited liability company ("LANDLORD"), and OVERLAND DATA, INC., a California corporation ("TENANT").


                                R E C I T A L S :
                                - - - - - - - -


         A. Landlord and Tenant entered into that certain Built-To-Suit Single-Tenant Lease (Triple-Net) dated as of October 12, 2000 (the "LEASE"), with respect to that certain real property (the "PROPERTY") located in the City of San Diego, County of San Diego, State of California, all as more particularly described in Exhibit A attached thereto and made in part hereof, together with those certain premises to be constructed thereon by Landlord to consist of a two
(2) story building containing approximately 55,000 to 60,000 rentable square feet and a one (1) story building containing approximately 80,000 to 85,000 rentable square feet (collectively the "PREMISES").

         B. Landlord and Tenant wish to record a Memorandum of the Lease confirming the existence of the Lease and certain matters pertaining thereto.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. LEASE. In consideration of the covenants and agreements contained in the Lease, Landlord does hereby lease to Tenant the Premises more particularly described in the Lease. As of the date hereof, the Lease is currently in full force and effect and has not been modified or amended in any respect whatsoever.

         2. TERM. The term of the Lease shall expire, unless extended pursuant to the option available to Tenant in accordance with the terms of the Lease, twelve (12) years after the "Commencement Date," as that term is defined in Section 1.4 of the Summary of Basic Lease Information contained in the Lease.

         3. OPTION. Tenant has one (1) option to extend the term of the Lease for five (5) years on the terms and conditions set forth in Section 2.4 of the Lease.

         4. LEASE INCORPORATED. The purpose of this Memorandum is solely to provide notice of the existence of the Lease. All of the terms, conditions and covenants of the Lease are incorporated herein by this reference and are not amended, modified or varied in any way by this Memorandum. The terms of the Lease shall govern in the event of any conflict with this Memorandum.

         5. TERMINATION OF LEASE. Upon the expiration or sooner termination of the Lease, this Memorandum shall terminate and be of no further force or effect and Tenant agrees to execute and deliver for recordation, a quitclaim deed in favor of Landlord confirming that Tenant quitclaims all right, title and interest in and to the Premises under the Lease.

         6. COUNTERPARTS. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.


                                  EXHIBIT "H"

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the date first above written.

"TENANT"                         OVERLAND DATA, INC.,
                                 a California corporation


                                 By: /s/ Vernon A. LoForti
                                     -------------------------------------------
                                       Name:  Vernon A. LoForti
                                       Title: Vice President and Chief Financial
                                              Officerr


                                 By: /s/ Scot McClendon
                                     -------------------------------------------
                                       Name:  Scott McClendon
                                       Title: President and Chief Executive
                                              Officer

"LANDLORD"                       LBA-VIF ONE, LLC,
                                 a California limited liability company


                                 By: /s/ Phil A. Belling
                                     -------------------------------------------
                                       Name: Phil A. Belling
                                             -----------------------------------
                                       Title: Authorized Signatory
                                              ----------------------------------


                                 By: /s/ Steve Layton
                                     -------------------------------------------
                                       Name: Steve Layton
                                             -----------------------------------
                                       Title: Secretary
                                              ----------------------------------




STATE OF California                 )
                                    )ss.                             ss.
COUNTY OF San Diego                 )

         On October 12, 2000, before me, Jolene R. Fielding, a Notary Public in and for said state, personally appeared Vernon A. LoForti (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                         /s/ Jolene R. Fielding
                                         ---------------------------------------
                                         Notary Public in and for said State








STATE OF California                 )
                                    )ss.                             ss.
COUNTY OF San Diego                 )

         On October 12, 2000, before me, Jolene R. Fielding, a Notary Public in and for said state, personally appeared Scott McClendon, (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                         /s/ Jolene R. Fielding
                                         ---------------------------------------
                                         Notary Public in and for said State


                                  EXHIBIT "H"

STATE OF                            )
                                    )                                ss.
COUNTY OF Orange                    )

         On October 13, 2000, before me, Jane Armstrong, a Notary Public in and for said state, personally appeared Phil A. Belling, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                         /s/ Jane Armstrong
                                         ---------------------------------------
                                         Notary Public in and for said State





STATE OF                            )
                                    )                                ss.
COUNTY OF Orange                    )

         On October 13, 2000, before me, Jane Armstrong, a Notary Public in and for said state, personally appeared Steve Layton, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                         /s/ Jane Armstrong
                                         ---------------------------------------
                                         Notary Public in and for said State


                                  EXHIBIT "H"

                        EXHIBIT A TO MEMORANDUM OF LEASE


                        LEGAL DESCRIPTION OF THE PROPERTY





PARCEL A:

PARCELS 3 AND 4 OF MAP NO. 18532, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 21, 2000 AS FILE NO. 2000-0444553 OF OFFICIAL RECORDS.

PARCEL B:

NON-EXCLUSIVE EASEMENTS FOR UTILITIES, GRADING AND SITE WORK, ENCROACHMENTS AND DRAINAGE AS SHOWN AND DESCRIBED IN THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR SAN DIEGO SPECTRUM, RECORDED SEPTEMBER 16, 1999 AS FILE NO. 1999-0635988 OF OFFICIAL RECORDS.




                                  EXHIBIT A TO
                                   MEMORANDUM
                                    OF LEASE
                                      -1-